UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09521

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2008 – DECEMBER 31, 2008 (Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers AMG

December 31, 2008

Skyline Special Equities Portfolio

AR018-1208

Managers AMG

Skyline Special Equities Portfolio

Annual Report – December  31, 2008

Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOT, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

FINANCIAL STATEMENTS:

Statement of Assets and Liabilities	10
Fund’s balance sheet, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	11
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statement of Changes in Net Assets	12
Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	13
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	14
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18

TRUSTEES AND OFFICERS	19

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT	20

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

2008 will go down in the history books as one of the most challenging investment periods in decades. Equities sank and Treasuries soared amid ongoing reports of deteriorating credit conditions and weakening economic growth in both the U.S. and abroad. The epicenter of the crisis continued to be in the financial sector, where escalating concerns about toxic mortgage assets culminated in a crisis of confidence in the strength of our most prominent financial institutions. As the trust that is so sorely needed between counterparties across the global financial system evaporated, so did the availability of credit. The scarce availability of credit, along with very high levels of leverage, led to numerous firm mergers, bailouts and failures. While the total number of financial firm failures fell well short of levels reached during previous periods of crises, the casualties among the largest and most well-regarded corporations has been unprecedented. The list of firms included the likes of Bear Stearns, Lehman Brothers, Countrywide Financial, Washington Mutual, American International Group, Wachovia Bank, Merrill Lynch, Fannie Mae, Freddie Mac, Citigroup and others.

Meanwhile, the U.S. Government, along with other global leaders, took unprecedented steps to help resolve the credit crisis, contain the damage to real economies, and attempt to restore investor confidence. While the previous U.S. administration, via the Treasury and the Federal Reserve, acted aggressively in an attempt to alleviate the problems associated with the crisis, their efforts will likely require more time before we start to see meaningful results.

The impact of the credit crisis on the equity markets was widespread and severe across all market capitalizations. For the period, the Russell 1000® (large cap), Russell 2000® (small cap), and the Russell 3000® (all cap) Indices returned -37.6%, -33.8% and -37.3%, respectively. In contrast to calendar year 2007, value indices outperformed their growth counterparts for the period, with the Russell 2000® Value Index falling only -28.9% while the Russell 2000® Growth Index dropped -38.5%. Within the Russell 2000® Value Index, all sectors declined sharply, with telecommunication services and consumer discretionary leading the way, dropping -51.1% and -50.4%, respectively. The more defensive sectors such as consumer staples and health care were among the best performers in the Index, losing -20.8% and -21.2%, respectively.

Against this backdrop, the performance of the Skyline Special Equities Portfolio (the “Fund”) was challenged, as detailed below.

Periods Ended 12/31/08	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Skyline Special Equities Portfolio	(31.37)%	(40.15)%	(13.82)%	(3.71)%	2.85%	9.83%	4/23/1987
Russell 2000® Value Index	(21.17)%	(28.92)%	(7.49)%	0.27%	6.11%
Russell 2000® Index	(26.94)%	(33.79)%	(8.29)%	(0.93)%	3.02%

Note: Returns greater than one year are annualized.

As noted in the table above, for the fiscal year ended December 31, 2008, the Fund returned -40.15%, compared with a return of -28.92% for the Russell 2000® Value Index (the “Index”), the Fund’s primary benchmark. The Fund’s disappointing relative performance is attributable to a combination of poor security selection and unfavorable sector positioning. Sector selection was hurt by overweights to poor performing sectors, like consumer discretionary and information technology, combined with underweights to sectors that held up better, such as utilities and financials. In addition, the Fund’s results were negatively impacted by weak relative stock performance in several sectors, but most notably in financials and industrials.

Looking ahead, Skyline Asset Management, L.P. (“Skyline”), the Fund’s subadvisor, believes that the extremely attractive valuations of the stocks in the portfolio, as evidenced by a trailing price to earnings ratio of 7.6 and a

1

Letter to Shareholders (continued)

trailing price to book ratio of 0.95, will yield positive results for the Fund, which will outweigh the risks. Skyline cannot rule out the possibility that the deleveraging of the U.S. economy leads to years of subpar earnings results and low valuations for equities. If that is the case, Skyline believes the risk for the Fund is an extended period of below-trend price appreciation rather than further steep declines. Conversely, if the current recession doesn’t extend beyond 2010, Skyline believes the appreciation potential for the Fund is highly attractive.

The following report covers the year ended December 31, 2008. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur
Senior Managing Partner
Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2008	Expense Ratio for the Period	Beginning Account Value 07/01/2008	Ending Account Value 12/31/2008	Expenses Paid During the Period*
Skyline Special Equities Portfolio
Based on Actual Fund Return	1.32%	$1,000	$686	$5.60
Based on Hypothetical 5% Annual Return	1.32%	$1,000	$1,019	$6.70

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

3

Skyline Special Equities Portfolio

Portfolio Manager’s Comments

For 2008, the Skyline Special Equities Portfolio (the “Fund”) returned -40.15%, compared with a -28.92% return for the Russell 2000® Value Index (the “Index”). 2008 was one of the worst years on record for stocks, as the turmoil in credit markets continued unabated, and evidence mounted that the crisis was causing a severe slowdown in global economic activity. Several factors contributed to the underperformance of the Fund relative to its benchmarks, including relatively large weightings in the poor performing consumer discretionary and technology sectors and stock price performance in several sectors that trailed the performance of the corresponding sectors of the benchmarks. More specifically, security selection hurt relative performance the most in the financials and industrials sectors.

The weakening economic environment negatively impacted the near-term fundamentals of many of the companies in the Fund. However, when compared to the average small-cap value stock, the fundamentals have held up relatively well. Over the last twelve months, the stocks in the Fund have generated EPS growth of -3.1% and are expected to see earnings growth of 2.2% over the next twelve months. This compares to -16.8% trailing twelve-month growth and -5.7% forecasted growth for the companies in the Russell 2000® Value Index. In addition, the companies in the Fund have more conservative balance sheets than the average small-cap stock, with debt at 1.7x EBITDA and an interest-coverage ratio of 4.9x versus 2.5x and 2.1x for the Russell 2000® Value Index.

Although the Fund’s subadvisor, Skyline Asset Management, L.P. (“Skyline”), was disappointed in the price performance of the stocks in the Fund in 2008, Skylines maintains its belief that, with the underlying fundamentals intact, once the market shifts its focus away from macroeconomic events and back towards individual companies and their valuations and fundamentals, the Fund will respond positively. Recent results have been encouraging. Skyline believes it is a positive sign that the Fund’s more recent outperformance has been driven by recognition of superior relative fundamentals and is, therefore, more likely to be sustainable than if it were simply a bounce off of the bottom by the riskiest stocks.

The world is facing a credit and economic crisis, the proportions of which are unprecedented in the post World War II era. Skyline is encouraged by the sense of urgency with which governments around the world are reacting to the situation, but they are respectful of the fact that, because of its scope, the current crisis will present issues and challenges for investors different than any Skyline’s investment team has previously experienced in their investment careers.

The Fund currently trades at 7.6x trailing twelve-month earnings. Given the economic environment, earnings are likely to be lower over the next year than they were during the previous twelve months. However, using the Federal Reserve Model that compares the earnings yield to the yield on Treasury bonds, the earnings for the companies in the Fund would have to suffer an immediate 83% earnings drop and stay at that level for the next ten years for the earnings yield of the Fund to match the 2.25% yield on the 10-year U.S. Treasury bond. The Fund’s 0.95x price-to-book value and 0.35x price-to-sales ratio are at historically low levels as well.

In Skyline’s opinion, the extremely attractive valuations of the stocks in the Fund help make the rewards in the Fund outweigh the risk. Skyline cannot rule out the possibility that the deleveraging of the U.S. economy leads to years of subpar earnings results and low valuations for equities. If that is the case, Skyline believes risk for the Fund is an extended period of below-trend price appreciation rather than further steep declines. Conversely, if the current recession doesn’t extend beyond 2010, which would still make it more than two times longer than any post-war recession, Skyline believes the appreciation potential for the Fund could be quite significant.

This commentary reflects the viewpoints of the portfolio manager, Skyline Asset Management, L.P., as of January 26, 2009.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price to book ratios and lower forecasted growth values. The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index of the 3,000 largest U.S. companies as measured by market capitalization, and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Value Index and the Russell 2000® Index are unmanaged, are not available for investment, and do not incur expenses. This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on December 31, 1998 to a $10,000 investment made in the Russell 2000® Value Index and the Russell 2000® Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

4

Skyline Special Equities Portfolio

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

The table below shows the average annual total returns for Skyline Special Equities Portfolio, the Russell 2000® Value Index and the Russell 2000® Index from December 31, 1998 through December 31, 2008.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
Skyline Special Equities Portfolio [2,3]	(40.15)%	(3.71)%	2.85%
Russell 2000® Value Index	(28.92)%	0.27%	6.11%
Russell 2000® Index	(33.79)%	(0.93)%	3.02%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

The Russell 2000® Value Index and the Russell 2000® Index are trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2008. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

Effective after the close of business on December 31, 2007, the Fund was reorganized into the Skyline Special Equities Portfolio, a series of Managers AMG Funds. The returns shown represent the performance of the predecessor Fund.

Not FDIC insured, nor bank guaranteed. May lose value.

5

Skyline Special Equities Portfolio

Fund Snapshots

December 31, 2008

Portfolio Breakdown

Industry	Special Equities Portfolio **	Russell 2000® Value Index	Russell 2000® Index
Industrials	24.5%	14.7%	16.9%
Financials	22.4%	39.6%	23.4%
Information Technology	18.5%	10.7%	15.8%
Consumer Discretionary	16.7%	9.5%	11.0%
Health Care	8.2%	5.3%	15.3%
Telecommunication Services	3.3%	0.9%	1.2%
Consumer Staples	2.0%	4.7%	3.9%
Energy	1.2%	2.5%	4.4%
Materials	1.0%	4.5%	3.7%
Utilities	0.0%	7.6%	4.4%
Other Assets and Liabilities	2.2%	0.0%	0.0%

**	As a percentage of net assets

6

Skyline Special Equities Portfolio

Fund Snapshots (continued)

Top Ten Holdings

Security Name	Percentage of Net Assets
Reinsurance Group of America, Inc.*	3.5%
Jos. A. Bank Clothiers, Inc.*	3.1
Gildan Activewear, Inc., Class A	3.0
The Hanover Insurance Group, Inc.*	2.9
CBIZ, Inc.*	2.6
Acco Brands Corp.	2.4
Perot Systems Corp.	2.4
Consolidated Graphics, Inc.	2.3
Validus Holdings, Ltd.	2.3
SeaBright Insurance Holdings, Inc.	2.3

Top Ten as a Group	26.8%

*	Top Ten Holding at June 30, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

7

Skyline Special Equities Portfolio

Schedule of Portfolio Investments

December 31, 2008

	Shares		Value
Common Stocks—97.8%
Consumer Discretionary—16.7%
Aaron Rents, Inc.	116,100	[2]	$3,090,582
ArvinMeritor, Inc.	307,383		876,042
ATC Technology Corp.*	115,500		1,689,765
Big 5 Sporting Goods Corp.	355,922		1,854,354
Dress Barn, Inc., The*	283,600		3,045,864
Drew Industries, Inc.*	97,100		1,165,200
Gildan Activewear, Inc., Class A*	478,920		5,632,099
Jo-Ann Stores, Inc.*	209,094		3,238,866
Jos. A. Bank Clothiers, Inc.*	221,853		5,801,456
MarineMax, Inc.*	250,500		849,195
McCormick & Schmick’s Seafood Restaurants, Inc.*	319,600		1,284,792
Sonic Corp.*	214,500		2,610,465
Total Consumer Discretionary			31,138,680
Consumer Staples—2.0%
B&G Foods, Inc.	674,100		3,640,140
Energy—1.2%
Bristow Group, Inc.*	53,500		1,433,265
Key Energy Services, Inc.*	184,334		812,913
Total Energy			2,246,178
Financials—22.4%
Aspen Insurance Holdings, Ltd.	135,973		3,297,345
Cowen Group, Inc.*	281,433		1,756,142
Delphi Financial Group, Inc., Class A	209,429		3,861,871
Financial Federal Corp.	171,100		3,981,497
The Hanover Insurance Group, Inc.	125,600		5,397,032
Penson Worldwide, Inc.*	232,800		1,773,935
Prosperity Bancshares, Inc.	126,250		3,735,738
RAM Holdings, Ltd.*	417,414		154,443
Reinsurance Group of America, Inc.	154,247		6,604,857
SeaBright Insurance Holdings, Inc.*	358,316		4,206,630
TradeStation Group, Inc.*	383,900		2,476,155
United PanAm Financial Corp.*	149,519		239,230
Validus Holdings, Ltd.	162,600		4,253,616
Total Financials			41,738,491
Health Care—8.2%
Alliance Imaging, Inc.*	526,700		4,197,799
Chemed Corp.	101,000		4,016,770
Covance, Inc.*	86,300		3,972,389
Five Star Quality Care, Inc.*	839,821		1,284,926
inVentiv Health, Inc.*	158,200		1,825,628
Total Health Care			15,297,512
Industrials—24.5%
Acco Brands Corp.*	1,295,600		4,469,820
Altra Holdings, Inc.*	126,500		1,000,615
Baldor Electric Co.	79,000		1,410,150
Brady Corp.	110,400		2,644,080
CAI International, Inc.*	244,300		774,431
Carlisle Companies, Inc.	84,452		1,748,156
CBIZ, Inc.*	565,900		4,895,035
Consolidated Graphics, Inc.*	190,870		4,321,297
Con-way, Inc.	71,200		1,893,920
Crane Co.	98,533		1,698,709
Heidrick & Struggles International, Inc.	133,965		2,885,606
Herman Miller, Inc.	180,900		2,357,127
Hexcel Corp.*	460,900		3,406,051
Middleby Corp., The*	66,400		1,810,728
NCI Building Systems, Inc.*	108,331		1,765,795
SkyWest, Inc.	119,262		2,218,273
Spherion Corp.*	705,800		1,559,818
Toro Co., The	69,938		2,307,954
Triumph Group, Inc.	57,600		2,445,696
Total Industrials			45,613,261
Information Technology—18.5%
ADC Telecommunications, Inc.*	248,900		1,361,483
Arris Group, Inc.*	379,724		3,018,806
Benchmark Electronics, Inc.*	253,589		3,238,332
Brocade Communications Systems, Inc.*	528,923		1,480,984
Electronics for Imaging, Inc.*	178,632		1,707,722
Euronet Worldwide, Inc.*	140,500		1,631,205
Fairchild Semiconductor International, Inc.*	251,831		1,231,454
Harris Stratex Networks, Inc.*	143,251		739,175
NeuStar, Inc., Class A*	126,100		2,412,293
ON Semiconductor Corp.*	584,625		1,987,725
Perot Systems Corp.*	321,823		4,399,320
Polycom, Inc.*	149,632		2,021,528

The accompanying notes are an integral part of these financial statements.

8

Skyline Special Equities Portfolio

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology—18.5% (continued)
Rudolph Technologies, Inc.*	185,100	$653,403
Super Micro Computer, Inc.*	314,800	1,992,684
SYNNEX Corp.*	156,154	1,769,225
TNS, Inc.*	202,100	1,897,719
TTM Technologies, Inc.*	339,400	1,768,274
Virtusa Corp.*	209,901	1,183,842
Total Information Technology		34,495,174
Materials—1.0%
Cytec Industries, Inc.	88,265	1,872,983
Telecommunication Services—3.3%
Cincinnati Bell, Inc.*	1,509,934	2,914,173
Syniverse Holdings, Inc.*	262,000	3,128,280
Total Telecommunication Services		6,042,453
Total Common Stocks (cost $278,218,733)		182,084,872
Other Investment Companies—3.4%[1]
BNY Institutional Cash Reserves Fund, Series A*, 0.07%[3]	715,001	715,001
BNY Institutional Cash Reserves Fund, Series B*[3,4]	426,826	38,414
BNY Institutional Cash Reserves Fund, Series C*[3,5]	180,541	180,541
Dreyfus Cash Management Fund, Institutional Class Shares, 1.53%[6]	2,407,714	2,407,714
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 2.02%[6]	3,014,551	3,014,551
Total Other Investment Companies (cost $6,744,633)		6,356,221
Total Investments—101.2% (cost $284,963,366)		188,441,093
Other Assets, less Liabilities—(1.2)%		(2,251,833)
Net Assets—100.0%		$186,189,260

Based on the cost of investments of $290,620,596 for Federal income tax purposes at December 31, 2008, the aggregate gross unrealized appreciation and depreciation were $8,351,882 and $110,531,385, respectively, resulting in net unrealized depreciation of investments of $102,179,503.

*	Non-income-producing securities.
[1]	Yield shown for an investment company represents its December 31, 2008, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2008, amounting to a market value of $1,318,116, or 0.7% of net assets.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]

On September 12, 2008, The Bank of New York Mellon (“BNYM”) established a separate sleeve of the BNY Institutional Cash Reserves Fund (“ICRF”) (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being marked to market daily.

[5]

On October 6, 2008, BNYM established a separate sleeve of the ICRF (Series C) to hold certain securities issued by Whistlejacket Capital Ltd. The Fund’s position in Series C is being marked to market daily.

[6]

Under the U.S. Treasury Temporary Money Market Fund Guarantee Program, the maximum amount covered for the Fund’s investment in the Dreyfus Cash Management Fund and the JPMorgan Liquid Assets Money Market Fund is $3,064,911 and $3,000,000, respectively.

The accompanying notes are an integral part of these financial statements.

9

Skyline Special Equities Portfolio

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments at value (including securities on loan valued at $1,318,116)*	$188,441,093
Receivable for Fund shares sold	320,508
Dividends, interest and other receivables	203,782
Prepaid expenses	8,824
Other assets	155,558
Total assets	189,129,765
Liabilities:
Payable for Fund shares repurchased	1,200,454
Payable upon return of securities loaned	1,322,368
Accrued expenses:
Investment advisory and management fees	99,421
Administrative fees	36,778
Trustees deferred compensation	155,558
Other	125,926
Total liabilities	2,940,505
Net Assets	$186,189,260
Shares outstanding	15,975,542
Net asset value, offering and redemption price per share	$11.65
Net Assets Represent:
Paid-in capital	$339,884,283
Undistributed net investment loss	(209,079)
Accumulated net realized loss from investments	(56,963,671)
Net unrealized depreciation of investments	(96,522,273)
Net Assets	$186,189,260
*Investments at cost	$284,963,366

The accompanying notes are an integral part of these financial statements.

10

Skyline Special Equities Portfolio

Statement of Operations

For the year ended December 31, 2008

Investment Income:
Dividend income	$2,888,072
Interest income	276,197
Securities lending fees	345,079
Total investment income	3,509,348
Expenses:
Investment advisory and management fees	2,735,649
Administrative fees	759,903
Transfer agent	872,467
Professional fees	118,173
Custodian	59,348
Reports to shareholders	56,307
Trustees fees and expenses	24,224
Registration fees	21,621
Miscellaneous	21,945
Total expenses before offsets	4,669,637
Expense reimbursement	(653,131)
Expense reductions	(8,242)
Net expenses	4,008,264
Net investment loss	(498,916)
Net Realized and Unrealized Loss:
Net realized loss on investment transactions	(43,418,037)
Net unrealized depreciation of investments	(98,383,940)
Net realized and unrealized loss	(141,801,977)
Net decrease in net assets resulting from operations	$(142,300,893)

The accompanying notes are an integral part of these financial statements.

11

Skyline Special Equities Portfolio

Statement of Changes in Net Assets

For the year ended December 31,

	2008	2007
Increase (Decrease) in Net Assets From Operations:
Net investment loss	$(498,916)	$(86,285)
Net realized gain (loss) on investments	(43,418,037)	29,945,871
Net unrealized depreciation of investments	(98,383,940)	(81,878,432)
Net decrease in net assets resulting from operations	(142,300,893)	(52,018,846)
Distributions to Shareholders:
From net realized gain on investments	(670,954)	(71,540,460)
From Capital Share Transactions:
Proceeds from sale of shares	31,921,650	78,004,643
Reinvestment of distributions	653,396	69,185,272
Cost of shares repurchased	(132,105,132)	(160,962,122)
Net decrease from capital share transactions	(99,530,086)	(13,772,207)
Total decrease in net assets	(242,501,933)	(137,331,513)
Net Assets:
Beginning of year	428,691,193	566,022,706
End of year	$186,189,260	$428,691,193
End of year undistributed net investment loss	$(209,079)	$(252,446)

Share Transactions:
Sale of shares	1,983,280	3,034,770
Reinvestment of dividends and distributions	58,919	3,535,272
Shares repurchased	(8,008,088)	(6,409,071)
Net increase (decrease) in shares	(5,965,889)	160,971

The accompanying notes are an integral part of these financial statements.

12

Skyline Special Equities Portfolio

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$19.54	$25.99	$25.43	$28.64	$27.78
Income from Investment Operations:
Net investment loss	(0.03)[4]	(0.00)[2]	(0.09)	(0.11)	(0.13)
Net realized and unrealized gain (loss) on investments	(7.82)[4]	(2.57)	4.86	3.32	4.68
Total from investment operations	(7.85)	(2.57)	4.77	3.21	4.55
Less Distributions to Shareholders from:
Net realized gain on investments	(0.04)	(3.88)	(4.21)	(6.42)	(3.69)
Net Asset Value, End of Year	$11.65	$19.54	$25.99	$25.43	$28.64
Total Return [1]	(40.15)%	(9.91)%	18.71%	10.89%	16.61%
Ratio of net expenses to average net assets	1.32%	1.37%	1.44%	1.47%	1.47%
Ratio of net investment loss to average net assets [1]	(0.16)%	(0.02)%	(0.33)%	(0.39)%	(0.47)%
Portfolio turnover	47%	52%	68%	51%	47%
Net assets at end of year (000’s omitted)	$186,189	$428,691	$566,023	$518,975	$566,356

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	1.54%	1.47%	1.47%	1.47%	1.47%
Ratio of net investment loss to average net assets	(0.38)%	(0.12)%	(0.36)%	(0.39)%	(0.47)%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.) Expense reductions began in 2006.
[2]	Rounds to less than $0.01 per share.
[3]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[4]	Per share numbers have been calculated using average shares.

13

Skyline Special Equities Portfolio

Notes to Financial Statements

December 31, 2008

1.	Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the Skyline Special Equities Portfolio (the “Fund”).

At the close of business on December 31, 2007, the Fund acquired the assets of Skyline Special Equities Portfolio, a series of Skyline Funds (the “Predecessor Fund”). The Predecessor Fund was the accounting and performance survivor of this transaction.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant cant accounting policies followed by the Fund in the preparation of its financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, the value of certain Fund investments may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

14

Skyline Special Equities Portfolio

Notes to Financial Statements (continued)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following table summarizes the inputs used to value the Fund’s net assets by the above fair value hierarchy levels as of December 31, 2008:

Level	Investments in Securities	Other Financial Instruments*
Skyline Special Equities
Level 1	$188,222,138	—
Level 2	218,955	—
Level 3	—	—

Total	$188,441,093	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

b.	Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund had certain portfolio trades directed to various brokers who paid a portion of the Fund’s expenses. For the year ended December 31, 2008, under these arrangements the amount by which the Fund’s expenses were reduced was $3,548.

The Fund has a “balance credit” agreement with The Bank of New York Mellon (“BNYM”) (formerly The Bank of New York), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce the custody expense that would otherwise be charged to the Fund. For the year ended December 31, 2008, the custodian expense was reduced by $813.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2008, the Fund had no overdraft fees.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC, Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2008, the transfer agent expense was reduced by $3,407. (Prior to December 31, 2007, the Predecessor Fund did not participate in a balance credit program.)

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Fund may have made in the JPMorgan Liquid Assets Portfolio – Capital Shares and JPMorgan U.S. Government Money Market Portfolio – Capital Shares. For the year ended December 31, 2008, the management fee was reduced by $474.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but include non-reimbursable expenses such as interest and taxes, if any.

d.	Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITS, equalization accounting for tax purposes, foreign currency, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during 2008 and 2007 were as follows:

	2008	2007
Distributions paid from:
Short-term capital gains	$578,076	$17,779,320
Long-term capital gains	92,878	53,761,140

	$670,954	$71,540,460

As a % of distributions paid (unaudited):
Qualified ordinary income	—	36%
Ordinary income - dividends received deduction	—	34%

As of December 31, 2008, the components of distributable earnings (excluding unrealized appreciation / depreciation) on a tax basis consisted of:

2008
Capital loss carryforward	$30,936,504
Undistributed ordinary income	—
Undistributed short-term capital gains	—
Undistributed long-term capital gains	—

15

Skyline Special Equities Portfolio

Notes to Financial Statements (continued)

e.	Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005-2008), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f.	Capital Loss Carryovers

As of December 31, 2008, the Fund had accumulated net realized capital loss carryovers of $30,936,504. This amount may be used for Federal income tax purposes to offset future realized capital gains, if any, through December 31, 2016.

For the year ended December 31, 2008, the Fund did not utilize any capital loss carryovers.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2008, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Fund as follows: four collectively own 61.5%. Transactions by these shareholders may have a material impact on the Fund.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Fund’s investment portfolio is managed by Skyline Asset Management, L.P. (“Skyline”), which serves pursuant to a Subadvisory Agreement between the Investment Manager and Skyline. AMG indirectly owned a majority interest in Skyline up until December 31, 2008, when the management team at Skyline reacquired AMG’s interest in Skyline. Effective January 1, 2009, Skyline is 100% owned by management at Skyline.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. The annual investment management fee rate, as a percentage of average daily net assets for year ended December 31, 2008 was 0.90%. The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisors, that advise or act as an intermediary with the Fund’s shareholders. For its services, the Administrator is paid a fee at a rate of 0.25% of average net assets per annum.

The Investment Manager has contractually agreed, through December 31, 2009, to waive fees and pay or reimburse expenses to the extent that the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses and extraordinary expenses) of the Fund exceed 1.32% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed the Fund’s respective expense cap. For the year ended December 31, 2008, the Fund made no such repayments to the Investment Manager. At December 31, 2008, the cumulative amount of expense reimbursement by the Investment Manager subject to repayment by the Fund equaled $653,131.

Prior to December 31, 2007, for the Advisor’s management and advisory services and the assumption of most of the Fund’s ordinary operating expenses, the Predecessor Fund incurred a monthly comprehensive fee based on its average daily net assets. Effective October 1, 2006, the Advisor voluntarily agreed to waive a portion of its comprehensive management fee equal to 0.10% of the Fund’s average daily net assets. The waiver’s effect would be to decrease the annual fee paid by the Fund on its average daily net assets to 1.40% of the first $200 million, 1.35% of the next $200 million (over $200 million to $400 million), 1.30% of the next $200 million (over $400 million to $600 million) and 1.25% of the next $200 million (over $600 million to $800 million). In addition, the Advisor had agreed voluntarily to add two additional breakpoints to its fees for assets in excess of $800 million in light of the voluntary waiver, as follows: 1.20% of the next $200 million (over $800 million to $1 billion) and 1.15% of average daily net assets in excess of $1 billion.

Prior to July 1, 2007, the aggregate annual retainer paid to each Independent Trustee was $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. Effective July 1, 2007, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. (Prior to July 1, 2007, the Independent Chairman received an additional payment

16

Skyline Special Equities Portfolio

Notes to Financial Statements (continued)

of $10,000 per year). The Chairman of the Audit Committee receives an additional payment of $5,000 per year. (Prior to July 1, 2007, the Chairman of the Audit Committee received an additional payment of $2,000 per year). The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

Prior to December 31, 2007, the Predecessor Fund provided a deferred compensation plan for its Trustees who are not officers, limited partners or shareholders of limited partners of the Advisor. Under the deferred compensation plan, Trustees could elect to defer all or a portion of their compensation. Amounts deferred were retained by the Fund, represented an unfunded obligation of the Fund, and to the extent permitted by the Investment Company Act of 1940, as amended, may be invested in the common shares of the Fund, as selected by the Trustees. These shares were held by the Advisor on behalf of the Fund, the value of which is reflected in “Other assets” on the Statement of Assets and Liabilities at December 31, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the Fund’s net asset value. At December 31, 2008, the unrealized depreciation on these shares amounted to $98,516.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”) a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for the Fund. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the year ended December 31, 2008, were $139,604,492 and $221,973,538, respectively. There were no purchases or sales of U.S. Government securities for the Fund.

4.	Portfolio Securities Loaned

The Fund may participate in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned.

Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

In September and October of 2008, BNYM advised the Investment Manager that the ICRF had exposure to certain defaulted debt obligations, and that BNYM had established separate sleeves of the ICRF to hold these securities. The net impact of these positions is not material to the Fund. The Fund’s position in the separate sleeves of the ICRF is included in the Schedule of Portfolio Investments and the unrealized loss on such investments is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities and Statement of Operations.

5.	Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6.	New Accounting Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Management is currently evaluating the impact of SFAS 161 on the Fund’s financial statement disclosures, if any.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2008 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Skyline Special Equities Portfolio hereby designates $92,878 as a capital gain distribution with respect to the taxable year ended December 31, 2008, or, if subsequently determined to be different, the net capital gains of such year.

17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of Skyline Special Equities Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Skyline Special Equities Portfolio (one of the series constituting Managers AMG Funds, hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP
Philadelphia, Pennsylvania
February 24, 2009

18

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 32 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 32 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008-Present).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 32 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 32 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 32 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

19

Annual Renewal of Investment Advisory Agreements (unaudited)

At a meeting held on December 4-5, 2008, the Trustees, including all of the Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of Managers AMG Funds (“Independent Trustees”), unanimously voted to approve a new subadvisory agreement between Managers Investment Group LLC (“Managers”) and Skyline Asset Management, L.P. (“Skyline” or the “Subadvisor”) (the “New Subadvisory Agreement”), and to present the New Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose. The Trustees were separately represented by independent counsel in their consideration of the New Subadvisory Agreement. In considering the New Subadvisory Agreement, the Trustees reviewed a variety of materials relating to the Skyline Special Equities Portfolio (the “Fund”) and Skyline, including information regarding the nature, extent and quality of services to be provided by Skyline under the New Subadvisory Agreement. The Trustees also took into account performance and fee and expense information regarding Skyline. In addition, the Trustees took into account information they had received in connection with their consideration and approval of the renewal of the existing subadvisory agreement for the other open-end investment company subadvised by Skyline in June 2008. That approval, on which the Trustees voted at their meeting held in person on June 5-6, 2008, followed a lengthy process during which the Trustees considered a variety of factors, including, for example, the experience and qualification of Skyline’s personnel, information on portfolio management staff (which is the same for the Fund and the other open-end investment company subadvised by Skyline), and Skyline’s compliance program and brokerage policies. Prior to voting at the December 2008 meeting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) discussed with legal counsel the legal standards applicable to their consideration of the New Subadvisory Agreement; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services

In considering the nature, extent and quality of the services to be provided by Skyline under the New Subadvisory Agreement, the Trustees evaluated, among other things: (a) the expected services to be rendered by Skyline to the Fund; (b) the qualifications and experience of Skyline’s personnel, including the portfolio managers described above; and (c) Skyline’s compliance programs. The Trustees also took into account management’s discussion of the financial condition of Skyline with respect to its ability to provide the same level of services under the New Subadvisory Agreement and the interim subadvisory agreement as under the former subadvisory agreement (the “Former Subadvisory Agreement”).

The Trustees reviewed information relating to Affiliated Managers Group, Inc.’s sale of its entire ownership interest in Skyline to the management team of Skyline (the “Transaction”) and the role of current Skyline personnel under the New Subadvisory Agreement following the Transaction and noted that the role of such personnel would be identical. The Trustees considered the investment philosophy, strategies and techniques that are intended to be used by Skyline in managing the Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding Skyline’s organizational and management structure and Skyline’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at Skyline with portfolio management responsibility for the Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In this regard, the Trustees observed that Skyline had extensive experience managing equity assets. The Trustees noted that Skyline has served as Subadvisor to the Fund and as advisor to its predecessor, the Skyline Special Equities Portfolio, a series of Skyline Funds (the “Predecessor Fund”), since 1995 and that the same personnel would continue to serve as portfolio managers to the Fund.

Performance

The Trustees considered the Fund’s performance during relevant time periods as compared to the Fund’s peer group (the “Peer Group”) and also noted that the Trustees historically have reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategy. Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended September 30, 2008 was below the median performance of its peer group and below the performance of the Fund’s benchmark, the Russell 2000 Value Index, for each period. The Trustees took into account Managers’ discussion of the reasons for the Fund’s performance and its discussion regarding its review of Skyline. The Trustees concluded that management was taking steps to address the Fund’s performance and that the prospects for adequate future performance supported the approval of the New Subadvisory Agreement.

Subadvisory Fees and Profitability

In considering the reasonableness of the fee payable by Managers to Skyline, the Trustees reviewed information provided by Skyline regarding the cost to Skyline of providing subadvisory services to the Fund and the resulting profitability from such relationships, and noted that, because Managers would no longer be an affiliate

20

Annual Renewal of Investment Advisory Agreement (continued)

of Skyline following the Transaction, such profitability would not be directly or indirectly shared by Managers. The Trustees relied on the ability of Managers to negotiate the terms of the New Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that Managers will no longer be affiliated with Skyline. In addition, the Trustees noted that the subadvisory fees are paid by Managers out of its advisory fee. Accordingly, the cost of services to be provided by Skyline and the profitability to Skyline of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the size of the Fund, the Trustees concluded that the effect of any economies of scale being realized by Skyline was not a material factor in the Trustees’ deliberations at the time.

*    *    *    *

After consideration of the foregoing, the Trustees reached the following conclusions regarding the New Subadvisory Agreement, in addition to those conclusions discussed above: (a) Skyline demonstrated that they possess the capability and resources to perform the duties required of them under the New Subadvisory Agreement; (b) Skyline’s investment strategy is appropriate for pursuing the Fund’s investment objectives; (c) Skyline is reasonably likely to execute its investment strategy consistently over time; and (d) Skyline maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the New Subadvisory Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on December 4-5, 2008, the Trustees, including a majority of the Independent Trustees, voted to approve the New Subadvisory Agreement with Skyline.

21

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS
EMERGING MARKETS EQUITY
Rexiter Capital Management Limited

ESSEX GROWTH
ESSEX LARGE CAP GROWTH
ESSEX SMALL/MICRO CAP GROWTH
Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY
FQ U.S. EQUITY
First Quadrant, L.P.

GW&K MULTI-CAP EQUITY
Gannet Welsh & Kotler, LLC

INSTITUTIONAL MICRO-CAP
MICRO-CAP
Lord, Abbett & Co. LLC
WEDGE Capital Management L.L.P.
OFI Institutional Asset Management, Inc.
Next Century Growth Investors LLC

INTERNATIONAL EQUITY
AllianceBernstein L.P.
Lazard Asset Management, LLC
Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS
MID-CAP
Chicago Equity Partners, LLC

REAL ESTATE SECURITIES
Urdang Securities Management, Inc.

SKYLINE SPECIAL EQUITIES PORTFOLIO
Skyline Asset Management, L.P.

SMALL CAP
TIMESSQUARE MID CAP GROWTH
TIMESSQUARE SMALL CAP GROWTH
TimesSquare Capital Management, LLC

SPECIAL EQUITY
Ranger Investment Management, L.P.
Lord, Abbett & Co. LLC
Skyline Asset Management, L.P.
Smith Asset Management Group, L.P.
Federated MDTA LLC
Westport Asset Management, Inc.

SYSTEMATIC VALUE
SYSTEMATIC MID CAP VALUE
Systematic Financial Management, L.P.

BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED
Chicago Equity Partners, LLC

GLOBAL
AllianceBernstein L.P. First Quadrant, L.P.
Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES
First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)
FIXED INCOME
GLOBAL BOND
Loomis, Sayles & Co., L.P.

BOND (MANAGERS FREMONT)
Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE
Miller Tabak Asset Management LLC

GW&K MUNICIPAL ENHANCED YIELD
Gannet Welsh & Kotler, LLC

HIGH YIELD
J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT SHORT DURATION GOVERNMENT
Smith Breeden Associates, Inc.

MONEY MARKET
JPMorgan Investment Advisors Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended December 31, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

ANNUAL REPORT

Managers AMG

December 31, 2008

GW&K Multi-Cap Equity Fund

GW&K Municipal Enhanced Yield Fund

AR020-1208

Managers AMG Funds

Annual Report - December 31, 2008

Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

GW&K Multi-Cap Equity Fund (formerly BNY Hamilton Multi-Cap Equity Fund)	4

GW&K Municipal Enhanced Yield Fund (formerly BNY Hamilton Multi-Cap Equity Fund)	8

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	13

FINANCIAL STATEMENTS

Statements of Assets and Liabilities Funds’ balance sheets, net asset value (NAV) per share computation and cumulative undistributed amounts	14

Statements of Operations Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year	15

Statements of Changes in Net Assets Detail of changes in Fund assets for the past two fiscal years	16

FINANCIAL HIGHLIGHTS Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets	17

NOTES TO FINANCIAL STATEMENTS Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks	18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	24

TRUSTEES AND OFFICERS	25

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENTS	26

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

We would like to take this opportunity to welcome you to the Managers Family of Funds. As you are undoubtedly aware, at the close of business on November 7, 2008, the BNY Hamilton Multi-Cap Equity Fund and the BNY Hamilton Municipal Enhanced Yield Fund, each formerly a series of the BNY Hamilton Funds, Inc., were re-organized into a respective fund in the Managers AMG Funds. Managers AMG Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. It is important to note that despite the reorganization in November, the time period included in this letter and in the annual report covers the entire calendar year. With that said, we are pleased to present you with the following financial markets review, including comments about the performance of the GW&K Multi Cap Equity Fund and GW&K Municipal Enhanced Yield Fund (each a “Fund,” and collectively the “Funds”).

2008 will go down in the history books as one of the most challenging investment periods in decades. Equities sank and Treasuries soared amid ongoing reports of deteriorating credit conditions and weakening economic growth in both the U.S. and abroad. The epicenter of the crisis continued to be in the financial sector, where escalating concerns about toxic mortgage assets culminated in a crisis of confidence in the strength of our most prominent financial institutions. As the trust that is so sorely needed between counterparties across the global financial system evaporated, so did the availability of credit. The scarce availability of credit, along with very high levels of leverage, led to numerous firm mergers, bailouts and failures. While the total number of financial firm failures fell well short of levels reached during previous periods of crises, the casualties among the largest and most well-regarded corporations has been unprecedented. The list of firms included the likes of Bear Stearns, Lehman Brothers, Countrywide Financial, Washington Mutual, American International Group, Wachovia, Fannie Mae, Freddie Mac, Citigroup, Merrill Lynch and others.

Meanwhile, the U.S. Government, along with other global leaders, took unprecedented steps to attempt to resolve the credit crisis, contain the damage to real economies, and attempt to restore investor confidence. While the previous U.S. administration, via the Treasury and the Federal Reserve, acted aggressively in an attempt to alleviate the problems associated with the crisis, their efforts will likely require more time before we start to see meaningful results.

The impact of the credit crisis on the equity markets was widespread and severe across all market capitalizations. For the period, the Russell 1000® (large cap), Russell 2000® (small cap), and the Russell 3000® (all cap) Indices returned -37.6%, -33.8% and -37.3%, respectively. In contrast to calendar year 2007, value indices outperformed their growth counterparts for the period, with the Russell 3000® Value Index falling -36.3% while the Russell 3000® Growth Index declined -38.4%. Within the Russell 3000® Index, all sectors declined sharply, with financials leading the way, dropping -49.8%, followed by materials, which fell -47.1%. The more defensive sectors such as consumer staples and health care held up the best, losing -16.6% and -23.4%, respectively.

Within the municipal fixed income markets, performance varied considerably along the credit spectrum as well as along the yield curve, with high-quality, short- and intermediate-term municipal bonds well outperforming lower-quality and long-term issues. The Barclays Capital Municipal Bond Index, which has a bias towards longer-term securities, fell -2.5% during the period, while the Barclays Capital Municipal Bond: 1 Year Index gained +4.6%.

Against this backdrop, the performance of the GW&K Multi-Cap Equity Fund and the GW&K Municipal Enhanced Yield Fund, was challenged, as detailed below.

Periods Ended 12/31/08	6 Months	1 Year	5 Years	10 Years	Since Inception	Inception Date
GW&K Multi-Cap Equity - Class A	(29.42)%	(37.27)%	(3.06)%	(0.30)%	3.07%	12/10/1996
Russell 3000® Index	(29.52)%	(37.31)%	(1.95)%	(0.80)%	3.43%
GW&K Municipal Enhanced Yield - Institutional Class	(23.77)%	(24.72)%	N/A	N/A	(8.40)%	12/30/2005
Barclays Capital Municipal Bond Index	(2.49)%	(2.47)%	N/A	N/A	1.86%

Performance for all share classes and detailed Fund positioning reviews are included within this report.

1

Letter to Shareholders (continued)

For the year ended December 31, 2008 (the “Period”), the GW&K Multi-Cap Equity Fund returned -37.27%, marginally outperforming the Russell 3000 Index, which returned -37.31%.

During the period, the Fund benefited from strong sector positioning with respect to an underweight in the beleaguered financial sector and an overweight in the defensive utilities sector. However, weak stock selection in the same aforementioned sectors detracted from performance and largely offset the benefits of the Fund’s top-down positioning. More specifically, the Fund’s financial holdings such as AIG, CapitalSource and National City Corp. all declined sharply during the past year and thus weighed heavily on performance. The Fund also stumbled in the utilities sector, where AES Corp., a global electric power distributor, was the primary detractor from results.

For the year ended December 31, 2008, the GW&K Municipal Enhanced Yield Fund returned -24.72%, underperforming the Barclays Capital Municipal Bond Index, which returned -2.47%.

The primary drivers of the Fund’s weak performance for the year were widening credit spreads and a steepening yield curve. The Fund is heavily biased to lower-quality credits relative to the Index, investing primarily in BBB and single-A rated names that were negatively affected as credit spreads widened significantly during the year. The Fund also has a longer average maturity relative to the Index. As a result, as the yield curve steepened, performance of the Fund’s longer bonds was relatively weak. The Fund’s performance for the year was more in line with lower-quality indexes such as the Merrill Lynch BBB Municipal Bond Index, which returned -22.38%.

Going forward, the Subadvisor for both Funds – Gannett Welsh & Kotler, LLC (“GW&K”) – believes its approach to selecting securities will produce favorable results, regardless of the economic and market environment. On the equity side, the recent declines in stock prices have given the portfolio management team at GW&K an opportunity to purchase securities that previously appeared too expensive. On the municipal side, GW&K believes that the fundamental and relative value of municipal bonds is attractive. Furthermore, management believes that municipal bonds remain second only to Treasuries in terms of safety of principal and income, providing substantially more return given the incremental risk. Moreover, there are a number of technical factors that should favor municipal bonds. These include the high probability of increased tax rates that make municipals more attractive on a taxable-equivalent basis; the aging baby boomers who will shift their investments from stocks to bonds as they approach retirement, and the likelihood that investors will become somewhat more conservative with their asset mix going forward, seeking the safety and security of municipal bonds in what has become a complex financial world.

The following report covers the year ended December 31, 2008. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for either of these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur
Senior Managing Partner
Managers Investment Group LLC

2

About Your Funds’ Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2008	Expense Ratio for the Period	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period*
GW&K Multi Cap Equity Fund—Class A
Based on Actual Fund Return	1.35%	$1,000	$706	$5.79
Based on Hypothetical 5% Annual Return	1.35%	$1,000	$1,018	$6.85
GW&K Municipal Enhanced Yield Fund
Based on Actual Fund Return	0.79%	$1,000	$762	$3.50
Based on Hypothetical 5% Annual Return	0.79%	$1,000	$1,021	$4.01

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

3

GW&K Multi-Cap Equity Fund

Portfolio Manager’s Comments

The Year in Review

For the year ended December 31, 2008, the GW&K Multi-Cap Equity Fund (the “Fund”) returned -37.27%, marginally outperforming the Russell 3000® Index, which returned -37.31%. For the fourth quarter, the Fund fell -21.37%, versus a -22.78% return for the benchmark.

Equity market returns for the time periods noted above were among the worst for stocks in many decades. Poor credit conditions and the ensuing weak economic background created pressures that depressed earnings, balance sheet values, and stock valuations. Even more important for stock prices in the short run was the dramatic impact of these events on confidence in the markets. Headlines created visions of conditions similar to the Great Depression of the 1930s.

During the past year, the primary driver of performance relative to the benchmark was an underweight in the lagging financial sector. The Fund also modestly benefited from its exposure in the industrials, materials, consumer discretionary, and information technology sectors. Stock performance within the financials sector was the largest detractor from performance.

As events unfolded last year, the Fund’s subadvisor, Gannett Welsh

& Kotler, LLC (“GW&K”) took steps to lighten an already modest allocation to the sector at the center of the crisis: financial services. While GW&K first added a position in Bank of America in January, it quickly reversed course as conditions worsened dramatically and values began to drop. In April, GW&K sold the position at a relatively modest loss. GW&K also sold Citigroup, which had been a long-term holding, as well as National City, Capital One Financial (another long-term position), American International Group, and TCF Financial. GW&K did not take all the proceeds out of financials, as it added Goldman Sachs at mid-year based on its impressive historical record of achievement. GW&K believes that even though some opportunities have been reduced for Goldman Sachs, now that it is a bank, its future remains intriguing, especially at today’s much reduced valuation.

Also around mid-year, GW&K sold one of the Fund’s most successful holdings, Jacobs Engineering. GW&K was skeptical of the acceptance of growing backlogs and modest reported cancellations, given the problems in the credit markets and expectations building for weakness in government funding at many levels. When the stock subsequently tumbled, GW&K repurchased shares in what it believes is a well-managed and positioned company. With some of the proceeds from the reductions in financial service stocks, GW&K added Teva Pharmaceuticals, the worldwide leader in generic drugs, and RPM International, whose coatings, adhesives, and roofing products serve both the industrial and commercial markets. A bit later, GW&K added Republic Services to the portfolio. GW&K thinks waste disposal is a steady business and this company has had offers for a buyout at much higher prices than that paid by the Fund.

Entering the fourth quarter of 2008, returns were negative, with the Fund off -20.22% for the first nine months. As unsettling as third-quarter returns were for shareholders, the events that unfolded during the fourth quarter were even more disconcerting. Numerous incidents – perhaps most importantly the Lehman Brothers bankruptcy in the third quarter – set the stage for steep declines in the fourth quarter. Stocks declined by over 6% on two consecutive days, with the lowest point for stocks coming on November 20. Finally, however, investors began to compare perception with actual valuations. The Fund made up considerable ground from that low point, with shares rising 21.13% from the close on November 20 until year end.

As the carnage among stock prices accelerated in the final quarter of the year, GW&K added positions in several leading companies whose shares it felt had always appeared too expensive. GW&K bought Amazon.com, the rapidly growing leader in Internet shopping services, FPL Group, an electric generating and distribution company, with more than 30% of its power generated through alternative energy sources, Precision Castparts, a manufacturer of complex metal components and parts, and finally HMS Holdings, an information management company serving the healthcare industry. GW&K also made a significant addition to Questar, a fully integrated natural gas company, at close to the low point for this excellent company’s shares. GW&K anticipates further changes and new positions if prices for attractive companies reach levels that it considers compelling.

As has been their practice for the life of the Fund, GW&K makes few timing decisions about cash or stocks. GW&K believes its performance record can be attributed to their paying strict attention to the sustainability of the businesses that they invest in, the quality and commitment of management to all their stakeholders, and by keeping turnover low. This approach has also been tax efficient for shareholders.

Looking Forward

GW&K does not know just where economic activity levels are headed, or how great the cost will be to restart the system. GW&K is encouraged by the steps the government has taken, if not the execution of the ideas. GW&K also is mindful that America, and the world, rallies around forceful and even-minded leaders. They are hopeful that the new beginning everyone is a part of will lead back to sustained growth and confidence.

Cumulative Total Return Performance

GW&K Multi-Cap Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The Russell 3000® Growth Index measures the performance of those companies in the Russell 3000® Index with higher price-to book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Unlike the Fund, the Russell 3000® Growth Index is unmanaged, is not available for investment, and does not incur expenses. The Index assumes reinvestment of dividends. This graph compares a hypothetical $10,000 investment made in GW&K Multi-Cap Equity Fund on December 31, 1998, to a $10,000 investment made in the Russell 3000® Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude

4

GW&K Multi-Cap Equity Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced. The Russell 3000® Growth Index is a trademark of the Frank Russell Company. Frank Russell® is a trademark of the Frank Russell Company.

The table below shows the average annual total returns for GW&K Multi-Cap Equity Fund and the Russell 3000® Index since December 31, 1998 through December 31, 2008.

Averge Annual Total Returns[1]	One Year	Five Years	Ten Years	Inception Date
No Load:
GW&K Multi-Cap Equity Fund - Class A2,3,4,5	(37.27)%	(3.06)%	(0.30)%	12/10/96
Russell 3000® Index	(37.31)%	(1.95)%	(0.80)%
With Load:
GW&K Multi-Cap Equity Fund - Class A2,3,4,5	(40.57)%	(4.10)%	(0.83)%	12/10/96

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their in vestment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

1	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. All returns are in U.S. dollars($).
2	The performance shown includes that of the predecessor Fund, the BNY Hamilton Multi-Cap Equity Fund, a series of BNY Hamilton Funds, Inc., which was reorganized into the GW&K Multi-Cap Equity Fund, a series of Managers AMG Funds, as of the close of business on November 7, 2008.
3	The Fund is subject to market capitalization risks associated with investments in small-, mid-, and large-capitalization companies. The stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies. The stocks of large-capitalization companies are generally more mature and not able to reach the same levels of growth as small- or mid-capitalization companies. The use of leverage in a Fund’s strategy can magnify relatively small market movements into relatively larger losses for the Fund.
4	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
5	Performance based on published NAV as of December 31, 2008.

Not FDIC insured, nor bank guaranteed. May lose value.

5

GW&K Multi-Cap Equity Fund

Fund Snapshots

December 31, 2008

Portfolio Breakdown

**	As a percentage of net assets

Portfolio Breakdown	GW&K Multi Cap Equity Fund**	Russell 3000® Index
Industrials	19.9%	11.7%
Information Technology	16.8%	15.4%
Health Care	15.4%	14.5%
Utilities	10.9%	4.4%
Consumer Discretionary	10.2%	9.1%
Consumer Staples	9.2%	11.4%
Energy	6.6%	12.1%
Financials	3.8%	14.5%
Telecommunication Services	2.8%	3.5%
Materials	1.7%	3.4%
Other Assets and Liabilities	2.7%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Questar Corp.*	4.1%
AT&T, Inc.	2.8
Exxon Mobil Corp.	2.7
Universal Forest Products, Inc.	2.7
Dominion Resources, Inc.*	2.6
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	2.5
DeVry, Inc.*	2.5
PepsiCo, Inc.	2.4
Merck & Co., Inc.	2.4
FPL Group, Inc.	2.3

Top Ten as a Group	27.0%

*	Top Ten Holding at June 30, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

6

GW&K Multi-Cap Equity Fund

Schedule of Portfolio Investments

December 31, 2008

	Shares	Value
Common Stocks—97.3%
Consumer Discretionary—10.2%
Amazon.com, Inc.*	6,000	$307,680
Comcast Corp., Class A	40,200	678,576
DeVry, Inc.	14,000	803,740
Gentex Corp.	67,000	591,610
Newell Rubbermaid, Inc.	50,000	489,000
Thor Industries, Inc.	29,200	384,856
Total Consumer Discretionary		3,255,462
Consumer Staples—9.2%
Coca-Cola Co., The	16,000	724,320
General Mills, Inc.	12,000	729,000
PepsiCo, Inc.	14,000	766,780
Walgreen Co.	30,000	740,100
Total Consumer Staples		2,960,200
Energy—6.6%
Exxon Mobil Corp.	11,000	878,130
Noble Energy, Inc.	12,000	590,640
Schlumberger, Ltd.	8,900	376,737
Weatherford International, Ltd.*	25,800	279,156
Total Energy		2,124,663
Financials—3.8%
CapitalSource, Inc.	40,000	184,800
Goldman Sachs Group, Inc.	5,500	464,145
M&T Bank Corp.	10,000	574,100
Total Financials		1,223,045
Health Care—15.4%
Aetna, Inc.	23,000	655,500
HMS Holdings Corp.*	22,300	702,896
Johnson & Johnson	12,000	717,960
Merck & Co., Inc.	25,000	760,000
Pfizer, Inc.	42,000	743,820
Stryker Corp.	14,000	559,300
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	19,000	808,830
Total Health Care		4,948,306
Industrials—19.9%
Caterpillar, Inc.	16,000	714,720
General Electric Co.	36,200	586,440
Honeywell International, Inc.	20,000	656,600
II-VI, Inc.*	25,000	477,250
Jacobs Engineering Group, Inc.*	8,100	389,610
Lincoln Electric Holdings, Inc.	13,000	662,090
Lockheed Martin Corp.	8,000	672,640
Precision Castparts Corp.	10,850	645,358
Republic Services, Inc.	28,500	706,515
Universal Forest Products, Inc.	32,000	861,120
Total Industrials		6,372,343
Information Technology—16.8%
Akamai Technologies, Inc.*	35,200	531,168
Analog Devices, Inc.	25,000	475,500
Applied Materials, Inc.	60,000	607,800
EMC Corp.*	61,000	638,670
Google, Inc.*	2,400	738,360
Microsoft Corp.	30,000	583,200
Paychex, Inc.	28,000	735,840
Texas Instruments, Inc.	30,000	465,600
Zebra Technologies Corp.*	30,700	621,982
Total Information Technology		5,398,120
Materials—1.7%
RPM International, Inc.	40,000	531,600
Telecommunication Services—2.8%
AT&T, Inc.	31,382	894,387
Utilities—10.9%
AES Corp., The*	75,000	618,000
Dominion Resources, Inc.	23,000	824,320
FPL Group, Inc.	14,800	744,884
Questar Corp.	40,000	1,307,600
Total Utilities		3,494,804
Total Common Stocks (cost $36,591,254)		31,202,930
Other Investment Companies—2.0%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 1.53% (cost $635,499)	635,499	635,499
Total Investments—99.3% (cost $37,226,753)		31,838,429
Other Assets, less Liabilities—0.7%		213,703
Net Assets—100.0%		$32,052,132

The accompanying notes are an integral part of these financial statements.

7

GW&K Municipal Enhanced Yield Fund

Portfolio Manager's Comments

The Year in Review

For the year ended December 31, 2008, the GW&K Municipal Enhanced Yield Fund (the “Fund”) returned -24.72%, underperforming (the “Index”), which returned -2.47%.

The municipal market experienced a wild ride this year with three separate periods of plummeting prices, each of which were followed by furious snapbacks. In the end, the result for the year was mostly positive performance, the notable exceptions being bonds with maturities longer than 15 years or ratings below AA. Consequently, December ended with a historically steep yield curve and credit spreads at levels never before seen in the municipal market.

The year’s sell-offs were fueled by the deleveraging and forced selling by single-strategy hedge funds and record redemptions from open-ended mutual funds. Institutional demand was nonexistent as the broker-dealer community consolidated, exited, and retrenched amid the ongoing financial crisis. The crisis culminated on October 17 when yields on 10-year AAA bonds peaked at 4.86%. However, the seeds for recovery were planted in the short-term funding markets as the London Inter-Bank Offer Rate (“LIBOR”) (and Securities Industry and Financial Markets Association (SIFMA), the municipal equivalent) was quietly stabilizing amid massive injections of liquidity into the banking system from the Federal Reserve and U.S. Treasury. Furthermore, two large and high-profile, short-term note issues (from Massachusetts and then California) turned out to be watershed deals and signaled the aggressive return of the retail bid into the marketplace.

No longer could individual investors ignore the compelling yields available in municipals, especially compared to the Treasury market, which saw rates plummet in an extreme flight to quality. The snapback was dramatic. Over the following five weeks, 10-year AAA yields dropped 100 basis points and the primary market opened up again, pricing new issues to sell to the largest source of demand: retail. However, the reemergence of retail investors also meant the market was subject to their whims – and that meant only bonds of the highest quality could clear the market at anything close to normal levels. Single-A and triple-B bonds never participated in the rally.

Inevitably the mid-quarter rally ran out of steam. High-yield municipal funds, which typically invest in the lower-quality, investment-grade names, were still experiencing extreme redemptions and that selling pressure also helped to halt the rally. Municipal rates backed up and the yield curve steepened. Primary market deals were canceled as municipalities refused to issue debt into a weak market. State officials around the country began loudly warning their constituents through the media about the politically painful budget solutions of higher taxes and spending cuts.

But as the year came to a close, investors once again aggressively bought high-quality municipals after their relative value versus Treasuries became compelling. With tax-free yields almost double their Treasury counterparts all along the curve, market strategists and media outlets began to move away from favoring the Treasury trade that had worked so well over the year and began touting municipals as a much cheaper, high-quality alternative. The market finished the year with a furious rally, with the yield on 10-year municipal bonds ending 2008 at 3.52%, down 70 basis points (0.70%) for the quarter and 10 basis points (0.10%) on the year.

The primary drivers of the Fund’s weak performance for the year were widening credit spreads and a steepening yield curve. The Fund is heavily biased toward lower-quality credits relative to the Index, investing primarily in BBB and single-A rated names, which were negatively affected as credit spreads widened significantly over the course of the year and especially in the fourth quarter. As evidence, the Barclays Capital BAA Municipal Bond Index returned -21.33% for the year compared to +1.61% for the Barclays Capital AAA Municipal Bond Index. The Fund also has a longer average maturity than that of the Index. As a result, as the yield curve steepened (with short rates declining more than the long rates), performance of the longer bonds held within the Fund was relatively weak. More specifically, the Barclays Capital 3 Year Municipal Bond Index returned +5.53% last year, while the Bar-clays Capital Long Bond Municipal Bond Index returned -14.68% during 2008.

Looking Forward

The global credit crisis negatively affected almost all asset classes, including the municipal bond market. The loss of bond insurers and overall liquidity problems caused credit spreads to widen dramatically for all but the most highly rated names. Going forward, the fundamental and relative value of municipal bonds remains attractive. They remain second only to Treasuries in terms of perceived safety of principal and income, providing substantially greater expected return given the incremental risk.

Moreover, there are a number of technical factors that are likely to favor municipal bonds as an asset class over the near and long term. These include the high probability of increased tax rates that make municipals more attractive on a taxable-equivalent basis; the aging baby boomer population who are expected to shift their investments from stocks to less risky bonds as they approach retirement and look to fixed income assets to replace their earned income, and, finally, the likelihood that investors will become somewhat more conservative with their asset mix going forward, seeking the safety and security of municipal bonds in what has become a complex financial world.

The Fund remains overweight credit and the long end of the yield curve relative to the Index. A return to a more normal curve and improved credit conditions should bode well for the Fund going forward.

Cumulative Total Return Performance

GW&K Municipal Enhanced Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The Barclays Capital Municipal Bond Index (formerly the Lehman Brothers Municipal Bond Index) is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/BBB- or higher by at least two of the ratings agencies: Moody’s, S&P, Fitch. Unlike the Fund, the Barclays Capital Municipal Bond Index is unmanaged, is not available for investment, and does not incur expenses. The

8

GW&K Municipal Enhanced Yield Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

Index assumes reinvestment of dividends. This graph compares a hypothetical $10,000 investment made in GW&K Municipal Enhanced Yield Fund on December 30, 2005, to a $10,000 investment made in the Barclays Capital Municipal Bond Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for GW&K Municipal Enhanced Yield Fund and the Barclays Capital Municipal Bond Index since December 30, 2005 through December 31, 2008.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date
GW&K Municipal Enhanced Yield Fund - Institutional Class[2,3,4,5]	(24.72)%	(8.40)%	12/30/05
Barclays Capital Municipal Bond Index	(2.47)%	1.86%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their in vestment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

1	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. All returns are in U.S. dollars($).
2	The performance shown includes that of the predecessor Fund, the BNY Hamilton Municipal Enhanced Yield Fund, a series of BNY Hamilton Funds, Inc., which was reorganized into the GW&K Municipal Enhanced Yield Fund, a series of Managers AMG Funds, as of the close of business on November 7, 2008.
3	Issuer of bonds may not be able to meet interest or principal payments when the bonds come due. High yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default. The use of leverage in a Fund’s strategy can magnify relatively small market movements into relatively larger losses for the Fund. Factors unique to the municipal bond market may negatively affect the value in municipal bonds.
4	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.
5	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

Not FDIC insured, nor bank guaranteed. May lose value.

9

GW&K Municipal Enhanced Yield Fund

Fund Snapshots

December 31, 2008

State Breakdown

State	Percentage of Net Assets
Massachusetts	19.5%
Tennessee	13.4%
Texas	11.7%
Pennsylvania	9.1%
Illinois	7.2%
Alabama	6.9%
New York	4.2%
Louisiana	3.6%
Colorado	3.4%
Ohio	3.4%
Florida	3.2%
California	3.1%
North Dakota	2.7%
Vermont	2.7%
Connecticut	1.3%
Washington	0.8%
North Carolina	0.4%
Oklahoma	0.4%
New Mexico	0.3%
Georgia	0.2%
Idaho	0.1%
Utah	0.1%
Other Investment Companies	0.5%
Other Assets and Liabilities	1.8%

100.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Pennsylvania Higher Education Facilities Authority Revenue Bond, (Philadelphia University), 5.000%, 06/01/30 *	7.2%
Montgomery Medical Clinic Board Health Care Facilities Revenue Bond, (Jackson Hospital and Clinic), 5.250%, 03/01/36 *	6.9
Tennessee Energy Acquisition Corp. Gas Revenue Bond, Series A, 5.250%, 09/01/18 *	6.8
Massachusetts State Health & Educational Facilities Authority, (Dana-Farber Cancer Institute), Series K, 5.000%, 12/01/37 *	6.5
Illinois Finance Authority, (Chicago Charter School Project), 5.000%, 12/01/36 *	4.9
Massachusetts State Health & Educational Facilities Authority, (Milford Medical), Series E, 5.000%, 07/15/32 *	4.7
Massachusetts State Development Finance Agency, (Wheelock College), Series C, 5.250%, 10/01/37	4.5
Seneca Nation Indians Capital Improvements Authority Special Obligation Bond, Series A, 5.000%, 12/01/23	4.2
Gulf Coast Waste Disposal Authority, (International Paper), Series A, 6.100%, 08/01/24	4.1
Texas Municipal Gas Acquisition and Supply Corp., Series A, 5.250%, 12/15/23	4.1

Top Ten as a Group	53.9%

*	Top Ten Holding at June 30, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

10

GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments

December 31, 2008

Security Description	Principal Amount	Value
Municipal Bond—97.7%
Alabama—6.9%
Montgomery Medical Clinic Board Health Care Facilities Revenue Bond, (Jackson Hospital and Clinic), 5.250%, 03/01/36	$400,000	$242,617
California—3.1%
Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue, Series A-1, 5.750%, 06/01/47	200,000	111,528
Colorado—3.4%
Public Authority for Colorado Energy Natural Gas, Purchase Revenue Bond, 6.500%, 11/15/38	150,000	119,422
Connecticut—1.3%
Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue, (Waste Management), Series A, 5.500%, 01/20/20	65,000	45,514
Florida—3.2%
Seminole Indian Tribe of Florida Special Obligation Revenue Bond, Series A, 5.250%, 10/01/27 (a)	50,000	26,508
Seminole Indian Tribe of Florida Special Obligation Revenue Bond, Series A, 5.500%, 10/01/24 (a)	150,000	86,193
Total Florida Municipal Bonds		112,701
Georgia—0.2%
Richmond County, Georgia Development Authority, (International Paper Co. Project), 5.800%, 12/01/20	10,000	6,629
Idaho—0.1%
Idaho Housing & Finance Association, Series G-2, 5.350%, 07/01/18	5,000	4,515
Illinois—7.2%
Illinois Finance Authority, (Chicago Charter School Project), 5.000%, 12/01/36	300,000	173,958
Illinois Housing Development Authority, Series E2, 5.600%, 08/01/32	100,000	80,590
Total Illinois Municipal Bonds		254,548
Louisiana—3.6%
East Baton Rouge Mortgage Finance Authority, Series A, GNMA/FNMA Insured, 5.700%, 10/01/33	10,000	8,197
St. John Baptist Parish, Louisiana, Revenue Bond, Marathon Oil Corp., Series A, 5.125%, 06/01/37	200,000	118,600
Total Louisiana Municipal Bonds		126,797
Massachusetts—19.5%
Massachusetts State Health & Educational Facilities Authority, (Milford Medical), Series E, 5.000%, 07/15/32	300,000	165,435
Massachusetts State Health & Educational Facilities Authority, (UMass Memorial), Series D, 5.000%, 07/01/33	250,000	136,178
Massachusetts State Health & Educational Facilities Authority, (Dana-Farber Cancer Institute), Series K, 5.000%, 12/01/37	300,000	231,435
Massachusetts State Development Finance Agency, (Wheelock College), Series C, 5.250%, 10/01/37	250,000	157,960
Total Massachusetts Municipal Bonds		691,008
New Mexico—0.3%
New Mexico Mortgage Finance Authority, (Single Family Mortgage), Series B-3, GNMA/FNMA/FHLMC Insured, 5.150%, 09/01/28	15,000	12,353
New York—4.2%
Seneca Nation Indians Capital Improvements Authority Special Obligation Bond, Series A, 5.000%, 12/01/23 (a)	250,000	148,818
North Carolina—0.4%
North Carolina State Housing Finance Agency, Series VV, 5.250%, 03/01/17	15,000	13,477

The accompanying notes are an integral part of these financial statements.

11

GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
North Dakota—2.7%
Ward County, North Dakota, Healthcare Facilities Revenue Bond, (Trinity Health), 5.125%, 07/01/29	$150,000	$94,960
Ohio—3.4%
Buckeye Ohio Tobacco Settlement Financing Authority, Series A-2, 6.500%, 06/01/47	200,000	120,136
Oklahoma—0.4%
Oklahoma Housing Finance Agency, Series A-2, GNMA Insured, 5.350%, 03/01/27	20,000	16,146
Pennsylvania—9.1%
Monroe County, Pennsylvania Hospital Authority, (Pocono Medical Center), 5.125%, 01/01/37	95,000	65,435
Pennsylvania Higher Education Facilities Authority Revenue Bond, (Philadelphia University), 5.000%, 06/01/30	400,000	255,408
Total Pennsylvania Municipal Bonds		320,843
Tennessee—13.4%
Johnson City Health & Educational Facilities Board Hospital Revenue Bond, (Mountain States), 5.500%, 07/01/36	150,000	90,279
Sullivan County Health, Educational & Housing Facilities Board Hospital Revenue Bond, (Wellmont Health System), 5.250%, 09/01/36	250,000	144,852
Tennessee Energy Acquisition Corp. Gas Revenue Bond, Series A, 5.250%, 09/01/18	300,000	241,123
Total Tennessee Municipal Bonds		476,254
Texas—11.7%
Gulf Coast Waste Disposal Authority, (International Paper), Series A, 6.100%, 08/01/24	225,000	145,912
Gulf Coast Waste Disposal Authority, (Waste Management), Series A, 5.200%, 05/01/28	200,000	122,208
Texas Municipal Gas Acquisition and Supply Corp., Series A, 5.250%, 12/15/23	200,000	145,254
Total Texas Municipal Bonds		413,374
Utah—0.1%
Utah Housing Corp., (Single Family Mortgage Revenue), Series C-2, Class II, FHA Insured, 5.250%, 07/01/23	5,000	4,214
Vermont—2.7%
Vermont Educational & Health Buildings Financing Agency Revenue Bond, (Fletcher Allen Hospital), Series A, 4.750%, 12/01/36	170,000	95,722
Washington—0.8%
Tobacco Settlement Authority Washington Tobacco Settlement Revenue Bond, 6.625%, 06/01/32	40,000	29,623
Total Municipal Bond (cost $5,474,479)		3,461,199
Other Investment Company—0.5%
Fidelity Institutional Money Market Tax Exempt Fund, Institutional Class, 0.98%[1]	16,801	16,801
Total Other Investment Company (cost $16,801)		16,801
Total Investments—98.2% (cost $5,491,280)		3,478,000
Other Assets, less Liabilities—1.8%		63,403
Net Assets—100.0%		$3,541,403

The accompanying notes are an integral part of these financial statements.

12

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2008, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately:

Fund	Cost	Appreciation	Depreciation	Net
GW&K Multi Cap Equity Fund	$37,191,885	$3,753,199	$(9,106,655)	$(5,353,456)
GW&K Municipal Enchanced Yield Fund	5,491,280	—	(2,013,280)	(2,013,280)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2008, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
GW&K Municipal Enchanced Yield Fund	$261,519	7.4%

*	Non-income-producing security.
[1]	Yield shown for an investment company represents its December 31, 2008, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

Investments Definitions and Abbreviations:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

FHA:	Federal Housing Administration
FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association
GNMA:	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

13

Statements of Assets and Liabilities

December 31, 2008

	GW&K Multi-Cap Equity Fund	GW&K Municipal Enhanced Yield Fund
Assets:
Investments at value*	$31,838,429	$3,478,000
Receivable for investments sold	179,456	—
Receivable for Fund shares sold	181,886	—
Dividends and other receivables	59,472	82,395
Prepaid expenses	4,450	16,272
Total assets	32,263,693	3,576,667
Liabilities:
Payable for Fund shares repurchased	93,000	601
Accrued expenses:
Investment advisory and management fees	40,758	3,078
Administrative fees	10,346	692
Distribution fees	10,872	—
Other	56,585	30,893
Total liabilities	211,561	35,264
Net Assets	$32,052,132	$3,541,403
Net Assets Represent:
Paid-in capital	$40,813,170	$6,188,424
Undistributed net investment gain (loss)	—	—
Accumulated net realized loss from investments	(3,372,714)	(633,741)
Net unrealized depreciation of investments	(5,388,324)	(2,013,280)
Net Assets	$32,052,132	$3,541,403
Class A Shares—Net Assets	$32,052,132	N/A
Shares outstanding	3,520,554	N/A
Net asset value, offering and redemption price per share	$9.10	N/A
Offering price per share based on a maximum sales charge of 5.25% (Net asset value per share/(100%—maximum sales charge))	$9.60	N/A
Institutional Class Shares—Net Assets	N/A	$3,541,403
Shares outstanding	N/A	528,868
Net asset value, offering and redemption price per share	N/A	$6.70
* Investments at cost	$37,226,753	$5,491,280

The accompanying notes are an integral part of these financial statements.

14

Statements of Operations

For the year ended December 31, 2008

	GW&K Multi-Cap Equity Fund	GW&K Municipal Enhanced Yield Fund
Investment Income:
Dividend income	$971,651	$4,842
Interest Income	—	384,846
Securities lending fees	40,990	—
Total investment income	1,012,641	389,688
Expenses:
Investment management fees	349,958	34,731
Distribution fees - Class A	116,652	—
Administrative fees	53,185	7,972
Registration fees	31,687	22,312
Transfer agent	19,247	10,725
Professional fees	15,751	12,875
Custodian	12,727	12,928
Reports to shareholders	10,281	2,180
Trustees fees and expenses	9,975	9,617
Miscellaneous	13,925	2,409
Total expenses before offsets	633,388	115,749
Expense offsets	(56,454)	—
Expense reimbursement	(16,065)	(60,857)
Expense reductions	(83)	(12)
Net expenses	560,786	54,880
Net investment income	451,855	334,808
Net Realized and Unrealized Gain (Loss):
Net realized loss on investment transactions	(3,416,580)	(600,859)
Net unrealized depreciation of investments	(17,625,855)	(1,419,077)
Net realized and unrealized loss	(21,042,435)	(2,019,936)
Net decrease in net assets resulting from operations	$(20,590,580)	$(1,685,128)

The accompanying notes are an integral part of these financial statements.

15

Statements of Changes in Net Assets

For the year ended December 31,

	GW&K Multi-Cap Equity Fund		GW&K Municipal Enhanced Yield Fund
	2008	2007	2008	2007
Increase (Decrease) in Net Assets From Operations:
Net investment income	$451,855	$506,338	$334,808	$333,329
Net realized gain (loss) on investments	(3,416,580)	6,981,622	(600,859)	15,342
Net unrealized depreciation of investments	(17,625,855)	(6,281,660)	(1,419,077)	(761,694)
Net increase (decrease) in net assets resulting from operations	(20,590,580)	1,206,300	(1,685,128)	(413,023)
Distributions to Shareholders:
From net investment income	(433,286)	(483,442)	(335,369)	(333,329)
From net realized gain on investments	(891,059)	(7,298,733)	—	(44,235)
Total distributions to shareholders	(1,324,345)	(7,782,175)	(335,369)	(377,564)
From Capital Share Transactions:
Proceeds from sale of shares	4,399,304	4,946,654	7,864,733	4,778,840
Reinvestment of dividends and distributions	1,311,920	7,644,418	249,249	264,855
Cost of shares repurchased	(10,579,328)	(11,479,287)	(10,510,811)	(3,651,131)
Net increase (decrease) from capital share transactions	(4,868,104)	1,111,785	(2,396,829)	1,392,564
Total increase (decrease) in net assets	(26,783,029)	(5,464,090)	(4,417,326)	601,977
Net Assets:
Beginning of year	58,835,161	64,299,251	7,958,729	7,356,752
End of year	$32,052,132	$58,835,161	$3,541,403	$7,958,729
End of year undistributed net investment income (loss)	—	$3,432	—	—

Share Transactions:
Sale of shares	345,561	282,463	880,743	469,648
Reinvested shares from dividends and distributions	118,018	488,000	29,074	26,924
Shares repurchased	(862,398)	(656,409)	(1,230,045)	(359,715)
Net increase (decrease) in shares	(398,819)	114,054	(320,228)	136,857

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
GW&K Multi-Cap Equity Fund	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$15.01	$16.90	$15.22	$14.24	$12.81
Income from Investment Operations:
Net investment income	0.12	0.14	0.09	0.10	0.07
Net realized and unrealized gain (loss) on investments	(5.66)	0.19	1.70	0.98	1.43
Total from investment operations	(5.54)	0.33	1.79	1.08	1.50
Less Distributions to Shareholders from:
Net investment income	(0.12)	(0.14)	(0.10)	(0.10)	(0.07)
Net realized gain on investments	(0.25)	(2.08)	(0.01)	0.00	0.00
Total distributions to shareholders	(0.37)	(2.22)	(0.11)	(0.10)	(0.07)
Net Asset Value, End of Year	$9.10	$15.01	$16.90	$15.22	$14.24
Total Return[1]	(37.34)%[3]	1.59%	11.76%	7.59%	11.72%
Ratio of net expenses to average net assets	1.20%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets[1]	0.97%	0.80%	0.57%	0.70%	0.50%
Portfolio turnover	33%	25%	7%	10%	22%
Net assets at end of year (000’s omitted)	$32,052	$58,835	$64,299	$67,283	$60,274

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.36%	1.27%	1.26%	1.28%	1.45%
Ratio of net investment income to average net assets	0.81%	0.78%	0.56%	0.67%	0.30%

	For the year ended December 31,
GW&K Municipal Enhanced Yield Fund*	2008	2007	2006
Net Asset Value, Beginning of Year	$9.37	$10.33	$10.00
Income from Investment Operations:
Net investment income	0.44	0.42	0.38
Net realized and unrealized gain (loss) on investments	(2.67)	(0.91)	0.33
Total from investment operations	(2.23)	(0.49)	0.71
Less Distributions to Shareholders from:
Net investment income	(0.44)	(0.42)	(0.38)
Net realized gain on investments	—	(0.05)	—
Total distributions to shareholders	(0.44)	(0.47)	(0.38)
Net Asset Value, End of Year	$6.70	$9.37	$10.33
Total Return[1]	(24.72)%	(4.92)%	7.37%
Ratio of net expenses to average net assets	0.79%	0.79%	0.79%
Ratio of net investment income to average net assets[1]	4.82%	4.18%	3.96%
Portfolio turnover	13%	61%	68%
Net assets at end of year (000’s omitted)	$3,541	$7,959	$7,357

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.67%	1.76%	2.34%
Ratio of net investment income to average net assets	3.94%	3.21%	2.41%

At the start of business on November 10, 2008, the BNY Hamilton Multi-Cap Equity Fund and the BNY Hamilton Municipal Enhanced Yield Fund, each a series of BNY Hamilton Funds, Inc. (the “Predecessor Funds”), were re-organized into respective Funds in the Managers AMG Funds.

*	Inception of the Fund was December 30, 2005.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]

Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of “Notes to Financial Statements.”)

[3]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

17

Notes to Financial Statements

December 31, 2008

1.	Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are GW&K Multi-Cap Equity Fund (“Multi-Cap Equity”) and GW&K Municipal Enhanced Yield Fund (“Municipal Enhanced”), collectively the “Funds.”

At the start of business on November 10, 2008, the BNY Hamilton Multi-Cap Equity Fund and the BNY Hamilton Municipal Enhanced Yield Fund, each a series of BNY Hamilton Funds, Inc. (the “Predecessor Funds”), were re-organized into respective Funds in the Managers AMG Funds.

Multi-Cap Equity offers Class A shares and Municipal Enhanced offers Institutional Class shares. All classes have equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Sales of Class A shares may be subject to a front-end sales charge of up to 5.25%. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of certain Fund investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. Each Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (“the Investment Manager”) determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in a Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated.

Fixed-income securities are valued based on valuations furnished by independent pricing services that reflect the evaluated bid price of such securities, except that the Municipal Enhanced fixed-income securities are valued based on valuations that reflect the mean between bid and asked prices. Some of these pricing services utilize matrix systems, which reflect such factors as security prices, yields, maturities and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized on the next page.

18

Notes to Financial Statements (continued)

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Funds’ investments by the above fair value hierarchy levels as of December 31, 2008:

	GW&K Multi-Cap Equity Fund		GW&K Municipal Enhanced Yield Fund
Valuation Inputs	Investments in Securities	Other Financial Instruments*	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$31,838,429	—	$16,801	—
Level 2 - Other Significant Observable Inputs	—	—	3,461,199	—
Level 3 - Significant Unobservable Inputs	—	—	—	—

Total	$31,838,429	—	$3,478,000	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses which cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

Each of the Funds has a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. Prior to November 10, 2008, the Predecessor Funds participated in a similar program with BNYM. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2008, the custodian expense was not reduced.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2008, there were no overdraft fees.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the period November 10, 2008 to December 31, 2008, the transfer agent expense was reduced under this agreement as follows: Multi-Cap Equity - $83 and Municipal Enhanced - $12. Prior to November 10, 2008, the Predecessor Funds had no credit arrangement with the predecessor transfer agent, Citi Fund Services.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits but include non-reimbursable expenses, if any, such as interest and taxes.

19

Notes to Financial Statements (continued)

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually except for Municipal Enhanced which will be declared and paid monthly. Prior to November 10, 2008, dividends for Municipal Enhanced were declared daily and paid monthly. Distributions of capital gains, if any, will be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITS, equalization accounting for tax purposes, foreign currency, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the past two years were as follows:

	Multi-Cap Equity		Municipal Enchanced *
	2008	2007	2008	2007
Distributions paid from:
Ordinary income	$433,286	$483,442	$335,369	$333,329
Short-term capital gains	—	197,831	—	44,235
Long-term capital gains	$891,059	7,100,902	—	—

	$1,324,345	$7,782,175	$335,369	$377,564

*	The ordinary income distributions paid by Municipal Enhanced that are tax-exempt for the periods 2008 and 2007 were $334,788 and $333,329, respectively.

As of December 31, 2008, the components of distributable earnings (excluding unrealized appreciation/deprecation) on a tax basis consisted of:

	Multi-Cap Equity		Municipal Enchanced
	2008	2007	2008	2007
Capital loss carryforward	1,398,348	—	274,705	—
Undistributed ordinary income	—	—	—	—
Undistributed short-term capital gains	—	—	—	—
Undistributed long-term capital gains	—	—	—	—

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of their taxable income and gains to their shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005-2008), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f.	Capital Loss Carryovers

As of December 31, 2008, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires December 31,
Multi-Cap Equity	$1,398,348	2016
Municipal Enhanced	274,705	2016

20

Notes to Financial Statements (continued)

For the year ended December 31, 2008, Multi-Cap Equity and Municipal Enhanced utilized no capital loss carryovers.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2008, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the Funds as follows: Multi-Cap Equity – two collectively own 56%; Municipal Enhanced – four collectively own 70%. Transaction by these shareholders may have a material impact on the Funds.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. Prior to November 10, 2008, the Predecessor Funds had an Investment Management Agreement with BNYM. The Funds’ investment portfolios are managed by Gannet Welsh & Kotler, LLC (“GW&K” or the “Subadvisor”), which serves pursuant to a Subadvisory Agreement between the Investment Manager and GW&K with respect to each of the Funds. Prior to November 10, 2008, GW&K served as the subadvisor to the Funds pursuant to a subadvisory agreement between BNYM and GW&K with respect to each of the Predecessor Funds. AMG indirectly owns a majority interest in GW&K.

Multi-Cap Equity and Municipal Enhanced are obligated by the Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.75% and 0.50%, respectively, of the average daily net assets of each Fund. The Investment Manager, in turn, pays a portion of this fee to GW&K for its services as subadvisor. Prior to November 10, 2008, the Predecessor Funds also paid an identical fee to BNYM for its services as Investment Manager. The Funds have entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. For its services, the Administrator is paid a fee at a rate of 0.25% of the average daily net assets of each Fund. Prior to November 10, 2008, the Predecessor Funds paid a rate of 0.10% on each Fund’s average daily net assets to BNYM for these services as the Funds’ administrator.

The Investment Manager has contractually agreed, through at least December 31, 2010, to waive fees and pay or reimburse expenses for Multi-Cap Equity and Municipal Enhanced to the extent that the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses, and extraordinary expenses) will be limited to 1.25% and 0.79%, respectively, of the Funds’ average daily net assets. Prior to November 10, 2008, the Predecessor Funds had a voluntary agreement with BNYM to waive expenses so that total annual operating expenses was limited to 1.25% and 0.79%, respectively,

The Funds are obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement occurs and that such repayment would not cause the Funds’ total operating expenses in any such future year to exceed that Fund’s respective expense cap. At December 31, 2008, the cumulative amounts of reimbursable expenses for Multi-Cap Equity and Municipal Enhanced were $12,634 and $4,561, respectively.

The aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. The Chairman of the Audit Committee receives an additional payment of $5,000 per year. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds: Multi-Cap Equity - $725; Municipal Enhanced -$170. The portion of Trustee fees and expenses paid prior to November 10, 2008 by the Predecessor Funds to their former Directors are Multi-Cap Equity - $9,250; Municipal Enhanced - $9,447.

The Funds are distributed by Managers Distributors, Inc., (“MDI” or the “Distributor”), a wholly-owned subsidiary of Managers Investment Group LLC. Prior to November 10, 2008, the distributor was BNY Hamilton Distributors, Inc. MDI serves as the principal underwriter for each fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers, or other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to an Underwriting Agreement, including payment of the expenses relating to the distribution of Prospectuses for sales purposes and advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI.

Multi-Cap Equity adopted a distribution and service plan (the “Plan”) with respect to Class A in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Pursuant to the Plan, Multi-Cap Equity may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable

21

Notes to Financial Statements (continued)

to Class A. Prior to November 10, 2008, Multi-Cap Equity had an identical 12b-1 distribution plan with BNY Hamilton Distributors, Inc. The Plan further provides for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Multi-Cap Equity for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the year ended December 31, 2008, for Multi-Cap Equity were $15,283,240 and $21,088,041, respectively; and for Municipal Enhanced were $830,261 and $3,210,321, respectively. There were no purchases or sales of U.S. Government securities for either Fund.

4.	Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNYM Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

Prior to November 10, 2008, the Predecessor Funds participated in a securities lending program offered by BNYM where each Predecessor Fund received all income on securities loaned, in addition to income earned on collateral received from the borrower. BNYM earned a fee payable monthly equal to 0.07% of the weighted average daily market value of the securities loaned by each Predecessor Fund during the preceding calendar month.

5.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6.	New Accounting Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Management is currently evaluating the impact, if any, of SFAS 161 on financial statement disclosures.

22

Notes to Financial Statements (continued)

Proxy Result Information (unaudited)

At the Special Meeting of Shareholders of the BNY Hamilton Multi-Cap Equity Fund and BNY Hamilton Municipal Enhanced Yield Fund held on October 15, 2008, the following votes were recorded. The proposals, which shareholders were asked to vote on, are explained in further detail in the proxy statement dated September 2, 2008.

Proposal 1-To approve the Reorganization, as defined and described in the combined proxy statement/prospectus related to the Special Meeting of the shareholders of the Fund held on October 15, 2008. The results are as follow:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
BNY Hamilton Multi-Cap Equity Fund
Proposal 1
Affirmative	2,326,706	64.49%	98.93%
Against	15,548	0.43%	0.66%
Abstain	9,698	0.27%	0.41%

Total	2,351,952	65.19%	100.00%

BNY Hamilton Municipal Enhanced Yield Fund
Proposal 1
Affirmative	825,486	96.70%	100.00%
Against	—	0.00%	0.00%
Abstain	—	0.00%	0.00%

Total	825,486	96.70%	100.00%

Proposal 2-To approve a subadvisory agreement, as defined and described in the combined proxy statement/prospectus related to the Special Meeting of the shareholders of the Fund held on October 15, 2008. The results are as follow:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
BNY Hamilton Multi-Cap Equity Fund
Proposal 2
Affirmative	2,327,085	64.50%	98.94%
Against	15,169	0.42%	0.65%
Abstain	9,698	0.27%	0.41%

Total	2,351,952	65.19%	100.00%

BNY Hamilton Municipal Enhanced Yield Fund
Proposal 2
Affirmative	825,486	96.70%	100.00%
Against	—	0.00%	0.00%
Abstain	—	0.00%	0.00%

Total	825,486	96.70%	100.00%

Pursuant to the Securities and Exchange Act of 1940, such total votes on the proposals represented a quorum of the outstanding shares of the Fund.

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2008 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, GW&K Multi-Cap Equity Fund and GW&K Municipal Enhanced Yield Fund hereby designate as a capital gain distribution with respect to the taxable year ended December 31, 2008, $891,059 and $0, respectively or, if subsequently determined to be different, the net capital gains of such year.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of GW&K Multi-Cap Equity Fund and GW&K Municipal Enhanced Yield Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GW&K Multi-Cap Equity Fund and GW&K Municipal Enhanced Yield Fund (formerly known as BNY Hamilton Multi-Cap Equity Fund and BNY Hamilton Municipal Enhanced Yield Fund, respectively) (two of the series constituting Managers AMG Funds, hereafter referred to as the “Funds”), at December 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial statements of the Funds as of December 31, 2007, and for the fiscal years ended through December 31, 2007, were audited by other auditors whose report dated February 28, 2008 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers, LLP

Philadelphia, Pennsylvania

February 27, 2009

24

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 32 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 32 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 32 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 32 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 32 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

25

Annual Renewal of Investment Advisory Agreements

At a meeting held on July 29, 2008, the Board of Trustees of Managers AMG Funds, including all of the Independent Trustees (the “Trustees”), unanimously voted to approve, with respect to the GW&K Multi-Cap Equity Fund and GW&K Municipal Enhanced Yield Fund, each a new series of Managers AMG Funds (each a “New Fund,” and collectively the “New Funds”), in connection with the reorganizations of the BNY Hamilton Multi-Cap Equity Fund and BNY Hamilton Municipal Enhanced Yield Fund, each a series of BNY Hamilton Funds (each a “Predecessor Fund,” and collectively the “Predecessor Funds”), into the New Funds (the “Reorganizations”), an amendment to the Investment Management Agreement between Managers Investment Group LLC (“Managers” or the “Investment Manager”) and Managers AMG Funds with respect to the New Funds (the “Investment Management Agreement”), and a new Subadvisory Agreement between Managers and Gannett Welsh & Kotler, LLC (“GW&K” or the “Subadvisor”) with respect to the New Funds (the “Subadvisory Agreement” and together with the “Investment Management Agreement,” the “New Fund Agreements”). The Trustees were separately represented by independent counsel in their consideration of the New Fund Agreements.

In considering the New Fund Agreements, the Trustees reviewed a variety of materials relating to the New Funds, Managers and GW&K, including fee and expense information for an appropriate peer group of similar mutual funds for each New Fund (each, a “Peer Group”) and other information regarding the nature, extent and quality of services to be provided by Managers and GW&K under their respective agreements. Because each New Fund is a newly created series of Managers AMG Funds and has not yet begun operations, no comparative performance information for the New Funds was provided. The Trustees, however, considered the performance of the Predecessor Funds, as disclosed in each Predecessor Fund’s prospectus dated April 25, 2008, its annual report to shareholders dated December 31, 2007, and its semi-annual report to shareholders dated June 30, 2007. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) discussed with legal counsel the legal standards applicable to their consideration of the New Fund Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services

In considering the nature, extent and quality of the services to be provided by Managers under the Investment Management Agreement, the Trustees reviewed information relating to Managers’ operations and personnel. Among other things, Managers provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by Managers relating to the performance of its duties with respect to other series of Managers AMG Funds and the Trustees’ familiarity with Managers’ management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the quality of the search, selection and monitoring services performed by Managers in overseeing the portfolio management responsibilities of GW&K; (b) Managers’ ability to supervise the New Funds’ other service providers; and (c) Managers’ compliance programs. The Trustees also took into account the financial condition of Managers with respect to its ability to provide the services required under the Investment Management Agreement and noted that, as of June 30, 2008, Managers had approximately $8.8 billion in assets under management.

In considering the nature, extent, and quality of services to be provided by GW&K under the Subadvisory Agreement, the Trustees noted that GW&K serves as the subadvisor to the Predecessor Funds and will serve as subadvisor of the New Funds after the Reorganizations. In the course of their deliberations, the Trustees evaluated, among other things: (a) the expected services to be rendered by GW&K to the New Funds; (b) the qualifications and experience of GW&K’s personnel; and (c) GW&K’s compliance programs. The Trustees found that GW&K’s compliance policies and procedures are reasonably designed to prevent violations of the federal security laws by the New Funds and by GW&K with respect to its activities that could affect the New Funds. The Trustees also took into account the financial condition of GW&K with respect to its ability to provide the services required under the Subadvisory Agreement and noted that, as of June 30, 2008, GW&K managed approximately $8 billion in assets.

The Trustees considered the investment philosophy, strategies and techniques that are intended to be used in managing each New Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding GW&K’s organizational and management structure and GW&K’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual or individuals at GW&K with portfolio management responsibility for the New Funds, including the information set forth in the New Funds’ prospectuses and statement of additional information. With respect to the GW&K Multi-Cap Equity Fund, the Trustees noted that the portfolio manager has managed the Predecessor Fund (and its predecessors) since 1996 and joined GW&K in 1989 to direct the firm’s equity investment program. With respect to the Municipal Enhanced Yield Fund, the Trustees noted that the portfolio managers have jointly managed the Predecessor Fund since its inception in 2005 and each have worked at GW&K for at least ten years, with two of the portfolio managers serving as Senior Vice-Presidents and co-heads of the firm’s fixed income department. The Trustees also observed that GW&K has managed each Predecessor Fund (and its predecessors) since inception and that each New Fund’s portfolio would be managed in the same manner and by the same personnel as the corresponding Predecessor Fund.

Performance.

Because the New Funds had not yet commenced operations, the Trustees noted that they could not draw any conclusions regarding the performance of the New Funds. The Trustees, however, considered the performance of the Predecessor Funds, as disclosed in each Predecessor Fund’s prospectus dated April 25, 2008, its annual report to shareholders dated December 31, 2007, and its semi-annual report to shareholders dated June 30, 2007.

26

Annual Renewal of Investment Advisory Agreements (continued)

Advisory Fees and Profitability.

In considering the reasonableness of the advisory fee charged by Managers for managing the New Funds, the Trustees noted that Managers, and not the New Funds, is responsible for paying the fees charged by the New Funds’ Subadvisor, GW&K, and, therefore, that the fees paid to Managers cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory services provided by Managers and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by each New Fund to Managers can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. The Trustees noted that the GW&K Multi-Cap Equity Fund’s advisory fee and total gross expenses as of June 30, 2008 were both higher than the average for the Fund’s Peer Group, and the Trustees also noted that, as of June 30, 2008, the GW&K Municipal Enhanced Yield Fund’s advisory fee and total gross expenses were approximately equal to and higher than, respectively, the average for the Fund’s Peer Group. The Trustees also took into account the fact that Managers has contractually agreed, through December 31, 2010, to limit the annual operating expenses of the GW&K Multi-Cap Equity Fund’s Class A shares, the GW&K Multi-Cap Equity Fund’s Institutional Class shares, and the GW&K Municipal Enhanced Yield Fund to 1.25%, 1.00% and 0.79%, respectively. The Trustees also took into account the fact that Managers has undertaken to reduce advisory fees further in accordance with breakpoints that existed prior to the Reorganizations should the New Funds achieve the asset levels required to achieve such breakpoints prior to the Reorganizations. The Trustees concluded that, in light of the nature, extent and quality of the services provided by Managers and GW&K and the considerations noted above with respect to Managers and GW&K, each New Fund’s advisory fees are reasonable.

In considering the reasonableness of the advisory fee payable to Managers, the Trustees reviewed information provided by Managers setting forth all revenues and other benefits, both direct and indirect, received by Managers and its affiliates, including GW&K, which will be affiliated with Managers following AMG’s acquisition of GW&K from BNY, attributable to managing the New Funds and all the mutual funds in the Managers family of funds, the cost of providing such services and the resulting profitability to Managers and its affiliates from these relationships. The Trustees also noted that the subadvisory fees are paid by Managers out of its advisory fee. Based on the foregoing, the Trustees concluded that the profitability to Managers is reasonable and that Managers is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee. With respect to economies of scale, the Trustees also noted that as each New Fund’s assets increase over time, the New Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fee payable by Managers to GW&K, the Trustees reviewed information provided by GW&K regarding the cost to GW&K of providing subadvisory services to the New Funds and the resulting profitability from such relationship, and noted that, because Managers would be an affiliate of GW&K, such profitability might be directly or indirectly shared by Managers. In addition, the Trustees evaluated other potential benefits of the subadvisory relationship to Managers, including, among others, the indirect benefits that Managers may receive from GW&K’s relationship with the New Funds, including any so-called “fallout benefits” to Managers, such as reputational value derived from GW&K serving as Subadvisor to the New Funds, each of which will bear GW&K’s name if the Subadvisory Agreement were approved.

In addition, the Trustees noted that the subadvisory fees are paid by Managers out of its advisory fee. Accordingly, the cost of services to be provided by GW&K and the profitability to GW&K of its relationship with the New Funds were not material factors in the Trustees’ deliberations. For similar reasons, and based on the potential size of the New Funds, the Trustees concluded that the effect of any economies of scale being realized by GW&K was not a material factor in the Trustees’ deliberations at the time.

After consideration of the foregoing, the Trustees reached the following conclusions regarding the New Fund Agreements, in addition to those conclusions discussed above: (a) Managers and GW&K have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreement; (b) GW&K’s investment strategy is appropriate for pursuing each New Fund’s investment objectives; (c) GW&K is reasonably likely to execute its investment strategy consistently over time; and (d) Managers and GW&K maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the New Fund Agreements would be in the best interests of each New Fund and its shareholders. Accordingly, on July 29, 2008, the Trustees, including a majority of the Independent Trustees, voted to approve the New Fund Agreements.

27

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Subadvisors

Gannett Welsh & Kotler, LLC

222 Berkeley St.

Boston, Massachusetts 02116

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island

02940 (800) 548-4539

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS

EMERGING MARKETS EQUITY
Rexiter Capital Management Limited

ESSEX GROWTH
ESSEX LARGE CAP GROWTH
ESSEX SMALL/MICRO CAP GROWTH
Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY
FQ U.S. EQUITY
First Quadrant, L.P.
GW&K MULTI-CAP EQUITY
Gannet Welsh & Kotler, LLC

INSTITUTIONAL MICRO-CAP
MICRO-CAP
Lord, Abbett & Co. LLC
WEDGE Capital Management L.L.P.
OFI Institutional Asset Management, Inc.
Next Century Growth Investors LLC

INTERNATIONAL EQUITY
AllianceBernstein L.P.
Lazard Asset Management, LLC
Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS MID-CAP
Chicago Equity Partners, LLC

REAL ESTATE SECURITIES
Urdang Securities Management, Inc.

SKYLINE SPECIAL EQUITIES PORTFOLIO
Skyline Asset Management, L.P.

SMALL CAP
TIMESSQUARE MID CAP GROWTH
TIMESSQUARE SMALL CAP GROWTH
TimesSquare Capital Management, LLC

SPECIAL EQUITY
Ranger Investment Management, L.P.
Lord, Abbett & Co. LLC
Skyline Asset Management, L.P.
Smith Asset Management Group, L.P.
Federated MDTA LLC
Westport Asset Management, Inc.

SYSTEMATIC VALUE
SYSTEMATIC MID CAP VALUE
Systematic Financial Management, L.P.

BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED
Chicago Equity Partners, LLC

GLOBAL
AllianceBernstein L.P.
First Quadrant, L.P.
Wellington Management Company, LLP

ALTERNATIVE FUNDS
FQ GLOBAL ALTERNATIVES
First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)
FIXED INCOME
GLOBAL BOND
Loomis, Sayles & Co., L.P.

BOND (MANAGERS FREMONT)
Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE
Miller Tabak Asset Management LLC

GW&K MUNICIPAL ENHANCED YIELD
Gannet Welsh & Kotler, LLC

HIGH YIELD
J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT SHORT
DURATION GOVERNMENT
Smith Breeden Associates, Inc.

MONEY MARKET
JPMorgan Investment Advisors Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended December 31, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

ANNUAL REPORT

Managers AMG Funds

December 31, 2008

TimesSquare Small Cap Growth Fund

TimesSquare Mid Cap Growth Fund

TimesSquare Small Cap Growth Fund, TimesSquare Mid Cap Growth Fund

Annual Report—December 31, 2008

Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUNDS’ EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

TimesSquare Small Cap Growth Fund	4

TimesSquare Mid Cap Growth Fund	10

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	16
Funds’ balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	17
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	18
Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	19
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	21
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26

TRUSTEES AND OFFICERS	27

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

2008 will go down in the history books as one of the most challenging investment periods in decades. Equities sank and Treasuries soared amid ongoing reports of deteriorating credit conditions and weakening economic growth in both the United States and abroad. The epicenter of the crisis continued to be in the financials sector, where escalating concerns about toxic mortgage assets culminated in a crisis of confidence in the strength of our most prominent financial institutions. As the trust that is so sorely needed between counterparties across the global financial system evaporated, so did the availability of credit. The scarce availability of credit, along with very high levels of leverage, led to numerous firm mergers, bailouts and failures. While the total number of financial firm failures has fallen well short of levels reached during previous periods of crises, the casualties among the largest and most well-regarded corporations has been unprecedented. The list of firms included the likes of Bear Stearns, Lehman Brothers, Countrywide Financial, Washington Mutual, American International Group, Wachovia, Fannie Mae, Freddie Mac, Citigroup, Merrill Lynch and others.

Meanwhile, the U.S. Government, along with other global leaders, took unprecedented steps to attempt to resolve the credit crisis, contain the damage to real economies, and attempt to restore investor confidence. While the previous U.S. administration, via the Treasury and the Federal Reserve, acted aggressively in an attempt to alleviate the problems associated with the crisis, their efforts will likely require more time before we start to see meaningful results.

The impact of the credit crisis on the equity markets was widespread and severe across all market capitalizations. For the period, the Russell 1000® (large cap), Russell 2000® (small cap), and the Russell 3000® (all cap) Indices returned -37.6%, -33.8% and -37.3%, respectively. In contrast to calendar year 2007, value indices outperformed their growth counterparts for the period, with the Russell Mid-Cap® Value Index falling -38.4% for the year, while Russell Mid Cap® Growth Index declined -44.3%. Similarly, the Russell 2000® Value Index lost -28.9% while the Russell 2000® Growth Index fell -38.5%. Within the Russell 2000® Growth Index, all sectors declined sharply, with materials and energy leading the way, dropping -53.9% and -50.1%, respectively. The more defensive sectors such as consumer staples and health care were among the best performers in the Index, losing -17.7% and -30.7%, respectively.

Against this backdrop, the performance of the TimesSquare Small Cap Growth Fund and the TimesSquare Mid Cap Growth Fund (each a “Fund,” and collectively the “Funds”) was challenged on an absolute basis but strong on a relative basis, as detailed below.

Periods Ended 12/31/08	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
TimesSquare Small Cap Growth Fund
Institutional Class	(24.78)%	(32.28)%	(4.62)%	1.80%	—	2.46%	1/21/2000
Premier Class	(24.77)%	(32.27)%	(4.68)%	1.68%	—	2.34%	1/21/2000
Russell 2000® Growth Index	(32.51)%	(38.54)%	(9.32)%	(2.35)%	(0.76)%	(5.57)%	1/21/2000

TimesSquare Mid Cap Growth Fund
Institutional Class	(29.44)%	(33.91)%	(5.11)%	—	—	(1.34)%	3/4/2005
Premier Class	(29.48)%	(33.96)%	(5.19)%	—	—	(1.47)%	3/4/2005
Russell Midcap® Growth Index	(40.26)%	(44.32)%	(11.79)%	(2.33)%	(0.19)%	(6.88)%	3/4/2005

For the year ended December 31, 2008, the TimesSquare Small Cap Growth Fund (Institutional Class) returned -32.28%, meaningfully outperforming its benchmark, the Russell 2000® Growth Index, which returned -38.54%.

During the period, the Fund’s outperformance relative to the benchmark was driven primarily by

Letter to Shareholders (continued)

strong stock selection in a number of sectors, including information technology, consumer discretionary, industrials, materials and telecommunications services. In the consumer discretionary sector, education services was a bright spot. This area of the market tends to be countercyclical, as macroeconomic weakness leads many to look toward education as a means of raising their competitive profile in a difficult job market. American Public Education Inc. (+3.31%), a top contributor in this space, has experienced robust enrollment growth. Within the information technology sector, SI International (+16.2%) was a standout performer, benefitting from news that it is being acquired by Serco Group. The Fund’s stock selection in the financial and energy sectors modestly detracted from performance.

For the year ended December 31, 2008, the TimesSquare Mid Cap Growth Fund (Institutional Class) returned -33.91%, significantly outperforming its benchmark, the Russell Midcap® Growth Index, which returned -44.32.

During the period, the Fund’s outperformance relative to that of its benchmark was driven primarily by strong stock selection within a number of sectors including industrials, health care, materials, information technology and consumer discretionary. In health care, Edwards Lifesciences (+19.48%), the leading global manufacturer of heart valves, was a standout contributor. During the year, the company experienced higher-than-expected sales from its newest valve for high-risk patients, the Sapien. Within the industrials sector, C.H. Robinson Worldwide (+3.40%), a provider of freight-transportation services and logistics solutions, was a strong contributor, benefiting from exceeding earnings expectations with volume growth despite an overall decline in the trucking industry.

TimesSquare Capital Management, LLC (“TimesSquare”), subadvisor to both Funds, prides itself on not deviating from its investment strategy, regardless of the investment environment. Looking back on 2008, investors in the U.S. equity market saw share-price volatility literally rise off the charts. Whether measured by the VIX Index, daily point ranges of the DJIA, or one-day percentage changes of the Russell 2000® Growth Index, volatility reached uncharted territory. Turning our attention to 2009, the possibility of this volatility becoming the “new norm” may lead the markets to be exceedingly choppy. But it is at times like these that careful active management and adhering to a time-tested investment process can benefit investors, both in guarding against risks and in finding rewards.

The following report covers the year ended December 31, 2008. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for either of these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www. managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur
Senior Managing Partner
Managers Investment Group LLC

About Your Funds’ Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2008	Expense Ratio for the Period	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During the Period*
TimesSquare Small Cap Growth Fund
Institutional Class Shares
Based on Actual Fund Return	1.05%	$1,000	$752	$4.62
Based on Hypothetical 5% Annual Return	1.05%	$1,000	$1,020	$5.33
Premier Class Shares
Based on Actual Fund Return	1.10%	$1,000	$752	$4.83
Based on Hypothetical 5% Annual Return	1.10%	$1,000	$1,020	$5.57
TimesSquare Mid Cap Growth Fund
Institutional Class Shares
Based on Actual Fund Return	1.11%	$1,000	$706	$4.76
Based on Hypothetical 5% Annual Return	1.11%	$1,000	$1,020	$5.63
Premier Class Shares
Based on Actual Fund Return	1.31%	$1,000	$705	$5.63
Based on Hypothetical 5% Annual Return	1.31%	$1,000	$1,019	$6.67

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments

The TimesSquare Small Cap Growth Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing primarily in the stocks of small-capitalization companies.

The Portfolio Manager

TimesSquare Capital Management, LLC (“TimesSquare”), the Fund’s subadvisor, utilizes a bottom-up fundamental approach to small cap investing. Led by co-managers Grant Babyak and Ken Duca, the investment team at TimesSquare believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of small cap-growth stocks designed to generate good risk-adjusted returns. When selecting small-cap growth stocks, Fund management utilizes a fundamental, bottom-up process to identify companies that demonstrate consistent and sustainable revenue and earnings growth, offer distinct and sustainable competitive advantages, have strong, experienced management teams, have stocks selling at reasonable valuations, and that Fund management believes have the potential to appreciate in price by 25-50% within the next 12-18 months.

The Year in Review

For the year ended December 31, 2008, the Fund’s Institutional Class returned -32.28%, while its benchmark, the Russell 2000® Growth Index (the “Index”), returned -38.54%.

When reviewing the financial markets of 2008, the term “unprecedented” applies so widely that it becomes commonplace and nearly loses its meaning. Yet nothing else quite describes the year we experienced. From peak levels at the end of 2007, the U.S. equity markets traded steadily down for most of the year before rapidly declining in the fourth quarter and ending at levels not seen in years. Consumers, businesses, and investors were pummeled by what could be best described as the “new normal” volatility. For the first half of the year, energy and food prices marched steadily upward, which raised fears of unchecked inflation. The price of oil rose 45% to a record $145/barrel in July, with a commensurate $4/gallon or higher gas price at the pump. Then in the second half, oil prices tumbled to a five-year low and new fears of spiraling deflation came to the forefront. With home values declining at an accelerating rate throughout the year and unemployment reaching levels not seen since the early 1990s, it was no surprise that measures of consumer sentiment and confidence were at historic lows. Similarly, the ISM Indices reported accelerating contractions of economic activity in the manufacturing and non-manufacturing sectors, with each Index either approaching or breaching all-time lows. For nearly all investors, “debt” and “risk” became interchangeable four-letter words, prompting a massive flight to quality across all markets. This was best exemplified when the yields on 90-day Treasury Bills fell from 3.36% at the beginning of the year to 0.11% at year end, after briefly having a negative rate.

This recession, which in November was officially designated as having begun in December 2007, was not confined to the U.S. Europe, Asia, and the developing markets were all caught in a global thrashing. Arguably, toward the end of the year the U.S. was leading the path to the light at the end of the tunnel. After continuing a steady decline through the first six months, the U.S. Dollar quickly gained ground against our trading partners as money flowed to our relatively stable currency.

When the U.S. Federal Reserve (the “Fed”) stated in December that it will “employ all available tools” to restart economic growth and stabilize prices, it effectively summed up the U.S. government’s motto for the year and especially the fourth quarter. Access to credit, or more notably the lack thereof, became the guiding principle for government activity in the markets. In January, with federal funds at 4.25%, the Fed made the first of seven rate cuts, culminating in December when it set a target range for rates from 0.00% to 0.25%. The early part of the year also saw the passage in February of the Economic Stimulus Act. By the time U.S. government rebate checks were distributed in the Spring, however, the money was mostly spent on then high priced gas and food. As financial institutions tightened loan and credit standards, the Fed attempted to provide additional liquidity when in March it permitted Treasury-dealing investment banks to borrow directly from its discount window. Later that month, the Fed and the U.S. Treasury (the “Treasury”) stepped in to arrange JP Morgan’s takeover of the failing Bear Stearns. Fed Chairman Ben Bernanke provided JP Morgan with a $30 billion loan for the acquisition, while Treasury Secretary Henry Paulson set the purchase price at $2/share (later raised to $10/share). Next, the U.S. Government had to attend to its own house when government-sponsored enterprises Fannie Mae and Freddie Mac buckled. Both were placed under the Treasury’s “conservatorship” in September. Over the subsequent weekend when the heads of Wall Street’s major firms met to discuss their respective viabilities with government officials, Merrill Lynch received a lifeline when Bank of America agreed to acquire it. Unfortunately, Lehman Brothers was left out of the rescue actions and declared bankruptcy the following Monday. That failure had profound reverberations within the credit markets, where Lehman was a major supplier of commercial paper, and for other major financial firms. In short order, the Fed took control of global insurer AIG with a loan of $85 billion in exchange for an 80% stake in the company. After a major family of money market funds “broke the buck,” the Fed stepped in to back money market accounts in much the same way the FDIC insures savings accounts.

In an attempt to deal with the financial crises in less of an ad hoc manner, the Treasury proposed the $700 billion Troubled Assets Relief Program (“TARP”) with the initial goal of buying the “toxic illiquid assets” from the commercial banks. The two remaining major independent investment banks – Goldman Sachs and Morgan Stanley – became bank holding companies to allow them to take cover under the Fed’s protective wings. As a means to protect the falling share prices of financial firms, the SEC temporarily banned short sales in 800 (later 1000) financial stocks. The TARP proposal moved through Congress fitfully, initially being defeated in late September by the U.S. House of Representatives, in part on populist sentiment about bailing out Wall Street but not Main Street. With a few tweaks, the TARP was approved by the Senate in early

TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

October, then the House, and signed later that day by the President of the United States. TARP later changed tack and moved to make capital investments in the troubled banks in hopes of jump-starting lending, though there was much criticism that too little consumer or business lending followed. Next, the Treasury’s portfolio expanded again when, after initially rebuffing the pleas from General Motors, Ford, and Chrysler, the government agreed in December to provide $17 billion of short-term financing from TARP to the struggling automakers. Later TARP made a $6 billion investment in GMAC, which quickly revived 0% financing for auto purchases, though the year ended with U.S. auto sales running at an annual rate of 10 million, a 36% decline from a year earlier.

The declines in the U.S. equity market in 2008 were more than -30% across most size and style segments. The Russell 2000® Growth Index fell -38.54% for the year, with materials and energy being the worst performing sectors within the Index. On a relative basis, consumer staples and health care performed notably better than the overall index.

The Fund outperformed the benchmark for the year, ending well ahead on a relative basis. Strength in the portfolio was wide-ranging, primarily benefiting from TimesSquare’s stock selection in the information technology, materials, industrials, and consumer discretionary sectors. Minor weakness was found in the financials and energy sectors.

In the technology-oriented space, SI International and Stanley contributed to relative performance. Shares of SI International advanced 16% upon news that this information services company was being acquired by Serco Group. Stanley, an information technology company, possesses a healthy revenue mix from the U.S. Department of Defense and federal civilian government agencies. Stanley’s services include consulting, systems integration, logistics, outsourcing and engineering. The company’s revenue growth and expanding project backlog drove its shares up 16%.

In industrials, the primary driver of outperformance was stock selection. AECOM Technology, a provider of professional technical and management support services to government and commercial clients, rose 8% due to the strength of its portfolio of services, global reach and a stable backlog. Regal Beloit, the second largest electrical motor manufacturer worldwide, experienced strength in global generator sales as well as industrial motors propelling the stock up 6%.

In consumer discretionary, education was a bright spot. This area of the market tends to be countercyclical, as macroeconomic weakness leads many to look toward education as a means of raising their competitive profile in a difficult job market. American Public Education, Inc., a top contributor in this space, is focused on students enlisted or affiliated with the U.S. military. This on-line education company has experienced robust enrollment growth, driving its shares up 3%.

In energy, stock selection weighed on relative returns. Falling energy prices have resulted in lower projected levels of capital spending and drilling activity thereby impacting energy service companies. NATCO Energy Group fell by -72% and Exterran Holdings lost -74%.

The health care sector detracted from relative performance due to an underweight position. The Fund’s results in this sector were mixed. Shares of Volcano, a manufacturer of intravascular ultrasound and functional measurement products used in the diagnosis and treatment of vascular heart disease, rose 20% as demand for the company’s products has been somewhat resilient to the macroeconomic environment. In contrast, Wellcare Health Plans, a managed care services provider to government sponsored health care programs with a focus on Medicaid and Medicare, fell -64% on fears of a potential liquidity problem based on a loan coming due next year. Wellcare has hired an adviser for the purpose of reviewing their financing alternatives.

Looking Forward

Looking back on 2008, investors in the U.S. equity market saw share price volatility literally rise off the charts. Whether measured by the VIX Index, daily point ranges of the DJIA, or one-day percentage changes of the Russell 2000® Growth Index, volatility reached previously uncharted territory. Turning our attention to 2009, the possibility of this volatility becoming the “new norm” may lead the markets to be exceedingly choppy. But it is at times like these that careful active management and adhering to a time-tested investment process can benefit investors, both in guarding against risks and in finding rewards.

Cumulative Total Return Performance

TimesSquare Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000® Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on January 21, 2000 to a $10,000 investment made in the Russell 2000® Growth Index for the same

TimesSquare Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

time periods. Performance for periods longer than one year is annualized. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the TimesSquare Small Cap Growth Fund and the Russell 2000® Growth Index since inception through December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS[1]	One Year	Five Years	Since Inception*
TimesSquare Small Cap Growth Fund[2,3]
Institutional Class	(32.28)%	1.80%	2.46%
Premier Class	(32.27)%	1.68%	2.34%

Russell 2000® Growth Index[4]	(38.54)%	(2.35)%	(5.57)%

*	Commencement of operations was January 21, 2000.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2008. All returns are in U.S. dollars($).

[2]

The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[3]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]	The Russell 2000® Growth Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value

TimesSquare Small Cap Growth Fund

Fund Snapshots

December 31, 2008

Portfolio Breakdown

**	As a percentage of net assets

Industry	TimesSquare Small Cap Growth**	Russell 2000® Growth
Information Technology	24.4%	21.5%
Industrials	21.9%	19.3%
Health Care	11.1%	26.4%
Financials	9.6%	5.5%
Consumer Discretionary	9.3%	12.7%
Energy	7.2%	6.5%
Consumer Staples	3.5%	3.0%
Telecommunication Services	3.3%	1.4%
Utilities	0.0%	0.9%
Materials	0.0%	2.8%
Other Assets and Liabilities	9.7%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Solera Holdings, Inc.*	2.9%
Global Payments, Inc.*	2.1
Capella Education Co.*	2.0
Haemonetics Corp.*	1.9
Bio-Rad Laboratories, Inc.*	1.7
Magellan Health Services, Inc.	1.7
Arena Resources, Inc.*	1.6
Jack Henry & Associates, Inc.	1.6
ViaSat, Inc.	1.6
SkillSoft PLC	1.6

Top Ten as a Group	18.7%

*	Top Ten Holding at June 30, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2008

	Shares		Value
Common Stocks—90.3%
Consumer Discretionary—9.3%
American Public Education, Inc.*	154,000		$5,727,260
Arbitron, Inc.	70,000		929,600
Capella Education Co.*	150,000		8,814,000
Corinthian Colleges, Inc.*	400,000		6,548,000
FGX International Holdings, Ltd.*	210,000		2,885,400
Gaylord Entertainment Co., Class A*	180,800		1,959,872
Hibbett Sports, Inc.*	105,000		1,649,550
Iconix Brand Group, Inc.*	225,000		2,200,500
Monro Muffler Brake, Inc.	195,000		4,972,500
Orient-Express Hotels, Ltd.	90,000		689,400
Pool Corp.	130,037		2,336,765
RRSat Global Communications Network, Ltd.	220,000		2,532,200
Total Consumer Discretionary			41,245,047
Consumer Staples—3.5%
Chattem, Inc.*	85,000	[2]	6,080,050
Green Mountain Coffee Roasters, Inc.*	50,000		1,935,000
Herbalife, Ltd.	150,000		3,252,000
Smart Balance, Inc.*	300,000		2,040,000
United Natural Foods, Inc.*	126,900		2,261,358
Total Consumer Staples			15,568,408
Energy—7.2%
Approach Resources, Inc.*	290,400		2,122,824
Arena Resources, Inc.*	255,000		7,162,950
Cal Dive International, Inc.*	390,800		2,544,108
Concho Resources, Inc.*	296,516	[2]	6,766,495
Exterran Holdings, Inc.*	128,300	[2]	2,732,790
Matador Resources Co.* [4,5]	375,000		3,750,000
NATCO Group, Inc.*	209,000		3,172,620
Quicksilver Resources, Inc.*	366,000		2,038,620
T-3 Energy Services, Inc.*	213,400		2,014,496
Total Energy			32,304,903
Financials—9.6%
Amerisafe, Inc.*	185,000		3,798,050
Argo Group International Holdings, Ltd.*	195,066		6,616,639
Assured Guaranty, Ltd.	181,600		2,070,240
Cohen & Steers, Inc.	120,000		1,318,800
Evercore Partners, Inc., Class A	155,000		1,935,950
Heritage Bank, N.A.*	300,000		3,630,000
HFF, Inc., Class A*	395,000		967,750
Jefferies Group, Inc.	125,600		1,765,936
National Financial Partners Corp.	300,000		912,000
optionsXpress, Inc.	376,000		5,023,360
Portfolio Recovery Associates, Inc.*	170,000		5,752,800
Safety Insurance Group, Inc.	130,200		4,955,412
Webster Financial Corp.	210,000		2,893,800
Wintrust Financial Corp.	48,700		1,001,759
Total Financials			42,642,496
Health Care—11.1%
Align Technology, Inc.*	335,000		2,931,250
American Dental Partners, Inc.*	220,000		1,526,800
AtriCure, Inc.*	202,100		448,662
Auxilium Pharmaceuticals, Inc.*	29,000	[2]	824,760
BioMarin Pharmaceutical, Inc.*	260,000		4,628,000
Bio-Rad Laboratories, Inc., Class A*	100,000		7,531,000
Catalyst Health Solutions, Inc.	210,000		5,113,500
Haemonetics Corp.*	150,000		8,475,000
Magellan Health Services, Inc.*	195,000		7,636,200
MedAssets, Inc.*	335,700		4,901,220
Volcano Corp.*	240,000		3,600,000
WellCare Health Plans, Inc.*	143,700		1,847,982
Total Health Care			49,464,374
Industrials—21.9%
Advisory Board Co., The*	150,000		3,345,000
Aecom Technology Corp.*	130,000		3,994,900
American Reprographics Co.*	258,886		1,786,313
Carlisle Cos., Inc.	155,000		3,208,500
Clean Harbors, Inc.*	90,000		5,709,600
Columbus McKinnon Corp.*	150,000		2,047,500
Corporate Executive Board Co.	135,000		2,978,100
CoStar Group, Inc.*	160,000		5,270,400
Duff & Phelps Corp., Class A*	72,700		1,390,024
Hub Group, Inc.*	200,000		5,306,000
Huron Consulting Group, Inc.*	85,000		4,867,950
Interline Brands, Inc.*	325,000		3,454,750
Middleby Corp., The*	80,000		2,181,600
Mobile Mini, Inc.*	343,700		4,956,154
On Assignment, Inc.*	594,200		3,369,114
Orbital Sciences Corp.*	300,000		5,859,000
RBC Bearings, Inc.*	155,000		3,143,400
Regal-Beloit Corp.	130,000		4,938,700
Resources Connection, Inc.*	375,140		6,144,793
Stanley, Inc.*	160,000		5,795,200

The accompanying notes are an integral part of these financial statements.

TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Industrials—21.9% (continued)
Stericycle, Inc.*	65,000		$3,385,200
Transdigm Group, Inc.*	180,000	[2]	6,042,600
UTI Worldwide, Inc.	310,000		4,445,400
Watsco, Inc.	100,200	[2]	3,847,680
Total Industrials			97,467,878
Information Technology—24.4%
Alvarion, Ltd.*	430,000		1,560,900
Atheros Communications, Inc.*	76,000		1,087,560
Blackboard, Inc.*	140,800		3,693,184
Cognex Corp.	225,000		3,330,000
Constant Contact, Inc.*	215,592		2,856,594
CyberSource Corp.*	179,275		2,149,507
DealerTrack Holdings, Inc.*	380,000		4,518,200
Global Payments, Inc.	290,000		9,509,100
Hittite Microwave Corp.*	162,000	[2]	4,772,520
Informatica Corp.*	433,700		5,954,701
J2 Global Communications, Inc.*	320,000		6,412,800
Jack Henry & Associates, Inc.	364,900		7,082,709
Monolithic Power Systems, Inc.*	395,000		4,980,950
Monotype Imaging Holdings, Inc.*	202,000		1,171,600
Netezza Corp.*	300,000		1,992,000
NeuStar, Inc., Class A*	200,000		3,826,000
Power Integrations, Inc.*	200,000		3,976,000
SkillSoft PLC*	983,600		7,022,904
Solera Holdings, Inc.*	530,620		12,787,942
Synaptics, Inc.*	79,800		1,321,488
Ultimate Software Group, Inc., The*	275,000		4,015,000
Varian Semiconductor Equipment Associates, Inc.*	105,000		1,902,600
VeriFone Holdings, Inc.*	340,000		1,666,000
ViaSat, Inc.*	300,000		7,224,000
Wright Express Corp.*	300,050		3,780,630
Total Information Technology			108,594,889
Telecommunication Services—3.3%
General Communication, Inc., Class A*	400,000		3,236,000
NTELOS Holdings Corp.	275,000		6,781,500
SBA Communications Corp.*	300,000	[2]	4,896,000
Total Telecommunication Services			14,913,500
Total Common Stocks (cost $525,247,744)			402,201,495
Other Investment Companies—14.0%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.07%[3]	15,612,028		15,612,028
BNY Institutional Cash Reserves Fund, Series B*[3,6]	1,179,050		106,115
BNY Institutional Cash Reserves Fund, Series C*[3,7]	796,237		796,237
Dreyfus Cash Management Fund, Institutional Class Shares,1.53%[8]	25,771,635		25,771,635
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 2.02%[8]	20,095,828		20,095,828
Total Other Investment Companies (cost $63,454,778)			62,381,843
Total Investments—104.3% (cost $588,702,522)			464,583,338
Other Assets, less Liabilities—4.3%			(18,949,406)
Net Assets—100.0%			$445,633,932

Note: Based on the cost of investments of $591,198,197 for Federal income tax purposes at December 31, 2008, the aggregate gross unrealized appreciation and depreciation were $18,612,060 and $145,226,919, respectively, resulting in net unrealized depreciation of investments of $126,614,859.

*	Non-income-producing security.
[1]	Yield shown for an investment company represents the December 31, 2008, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares, amounting to a market value of $17,386,586, or 3.9% of net assets, were out on loan to various brokers.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]

Private Placement: New or secondary issue of stock sold directly to a group of investors. The security’s public resale is restricted until it is negotiated with the SEC under the Securities Act of 1933. This security was acquired on 4/21/06 at a cost of $3,375,000 and the market value comprises 0.84% of the Fund net assets at 12/31/08.

[5]

Illiquid Security: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded, and would be difficult to sell in a current sale. The Fund may not invest more than 15% of its net assets in illiquid securities. The value shown for this security is a Fair Value price as determined under procedures approved by the Fund’s Board of Trustees.

[6]

On September 12, 2008, The Bank of New York Mellon (“BNYM”) established a separate sleeve of the BNY Institutional Cash Reserves Fund (“ICRF”) (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being marked to market daily.

[7]

On October 6, 2008, BNYM established a separate sleeve of the ICRF (Series C) to hold certain securities issued by Whistlejacket Capital Ltd. The Fund’s position in Series C is being marked to market daily.

[8]

Under the U.S. Treasury Temporary Money Market Fund Guarantee Program, the maximum amount covered for the Fund’s investment in the Dreyfus Cash Management Fund and JPMorgan Liquid Assets Money Market Fund is $2,976,415 and $41,062,676, respectively.

The accompanying notes are an integral part of these financial statements.

TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments

The TimesSquare Mid Cap Growth Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing in the common and preferred stock of U.S. mid-capitalization companies. The Fund invests at least 80% of its assets in securities of mid-capitalization companies. The Fund’s subadvisor, TimesSquare Capital Management, LLC (“TimesSquare”) uses a bottom-up, research-intensive approach to identify mid-capitalization growth stocks that it believes have the greatest potential to achieve significant price appreciation over a 12-to-18 month horizon. In this case, mid-capitalization refers to companies that, at the time of purchase, have market capitalizations of greater than $1.5 billion but less than the greater of $10 billion or the upper limit of the Russell MidCap® Growth Index. The Russell MidCap® Growth Index (the “Index”) is the Fund’s benchmark.

The Portfolio Manager

TimesSquare Capital Management, LLC

TimesSquare’s investment team believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of mid-cap growth stocks designed to generate good risk-adjusted returns. When selecting mid-cap growth stocks, Fund management utilizes a fundamental, bottom-up process to identify companies that:

•	Demonstrate consistent and sustainable revenue and earnings growth and offer distinct, sustainable competitive advantages

•	Have strong, experienced management teams

•	Have stocks are selling at reasonable valuations

•	Fund management believes have the potential to appreciate in price by 25-50% within the next 12-18 months.

The ideal investment exhibits many of the following traits:

•	Exceptional management (clear goals, track record of success)

•	Distinct, sustainable competitive advantage (proprietary products, demonstrated franchise value, few competitors, patents, brand-name recognition)

•	Strong, consistent growth (3-year projected earnings growth and revenue growth greater than 15%)

•	Projected P/E at a discount to earnings growth

•	Attractive P/E relative to industry group

The investment team may sell an investment when:

•	Operating objectives are not met

•	Management is unable to sustain a competitive advantage

•	Fundamentals are expected to deteriorate

•	Reasons for purchase changed

•	A stock has reached its price target or is overvalued

The Year in Review

For the year ended December 31, 2008, the TimesSquare Mid Cap Growth Fund (Institutional Class) returned -33.91%, while its benchmark, the Russell Midcap® Growth Index, returned -44.32.

When reviewing the financial markets of 2008, the term “unprecedented” applies so widely that it becomes commonplace and nearly loses its meaning. Yet nothing else quite describes the year investors experienced. From peak levels at the end of 2007, the U.S. equity markets traded steadily down for most of the year before rapidly declining in the fourth quarter and ending at levels not seen in years. Consumers, businesses, and investors were pummeled by what could be best described as the “new normal” volatility. For the first half of the year, energy and food prices marched steadily upward, which raised fears of unchecked inflation. The price of oil rose 45% to a record $145/barrel in July, with a commensurate $4/gallon or higher gas price at the pump. Then in the second half, oil prices tumbled to a five-year low and new fears of spiraling deflation came to the forefront. With home values declining at an accelerating rate throughout the year and unemployment reaching levels not seen since the early 1990s, it was no surprise that measures of consumer sentiment and confidence were at historic lows. Similarly, the ISM Indices reported accelerating contractions of economic activity in the manufacturing and non-manufacturing sectors, with each Index either approaching or breaching all-time lows. For nearly all investors, “debt” and “risk” became interchangeable four-letter words, prompting a massive flight to quality across all markets. This was best exemplified when the yields on 90-day Treasury Bills fell from 3.25% at the beginning of the year to 0.08% at year end, after briefly having a negative rate.

This recession, which in November was officially designated as having begun in December 2007, was not confined to the U.S. Europe, Asia, and the developing markets were all caught in a global thrashing. Arguably, toward the end of the year the U.S. was leading the path to the light at the end of the tunnel. After continuing a steady decline through the first six months, the U.S. Dollar quickly gained ground against our trading partners as money flowed to our relatively stable currency.

When the U.S. Federal Reserve (the “Fed”) stated in December that it will “employ all available tools” to restart economic growth and stabilize prices, it effectively summed up the U.S. government’s motto for the year and especially the fourth quarter. Access to credit, or more notably the lack thereof, became the guiding principle for government activity in the markets. In January, with federal funds at 4.25%, the Fed made the first of seven rate cuts, culminating in December when it set a target range for rates from 0.00% to 0.25%. The early part of the year also saw the passage in February of the Economic Stimulus Act. By the time U.S. government rebate checks were distributed in the Spring, however, the money was mostly spent on then high priced gas and food. As financial institutions tightened loan and credit standards, the Fed attempted to provide additional liquidity when in March it permitted Treasury-dealing investment banks to borrow directly from its discount window. Later that month, the Fed and the U.S. Treasury (the “Treasury”) stepped in to arrange JP Morgan’s takeover of the failing Bear Stearns. Fed Chairman, Ben Bernanke, provided JP Morgan with a $30 billion loan for the acquisition, while Treasury Secretary, Henry Paulson, set the purchase price at $2/share (later raised to $10/share). Next, the U.S. Government had to attend to its own house when government-sponsored enterprises Fannie Mae and Freddie Mac buckled. Both were placed under the Treasury’s “conservatorship” in September. Over the subsequent weekend when the heads of Wall Street’s major firms met to discuss their respective viabilities with government officials, Merrill Lynch received a lifeline when Bank of America agreed to acquire it. Unfortunately, Lehman Brothers was left out of the rescue actions and declared bankruptcy the following Monday. That failure had profound reverberations within the credit markets, where Lehman was a major supplier of commercial paper, and for other major financial firms. In

TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

short order, the Fed took control of global insurer AIG with a loan of $85 billion in exchange for an 80% stake in the company. After a major family of money market funds “broke the buck,” the Fed stepped in to back money market accounts in much the same way the FDIC insures savings accounts.

In an attempt to deal with the financial crises in less of an ad hoc manner, the Treasury proposed the $700 billion Troubled Assets Relief Program (TARP) with the initial goal of buying the “toxic illiquid assets” from the commercial banks. The two remaining major independent investment banks – Goldman Sachs and Morgan Stanley – became bank holding companies to allow them to take cover under the Fed’s protective wings. As a means to protect the falling share prices of financial firms, the SEC temporarily banned short sales in 800 (later 1000) financial stocks. The TARP proposal moved through Congress fitfully, initially being defeated in late September by the U.S. House of Representatives, in part on populist sentiment about bailing out Wall Street but not Main Street. With a few tweaks, the TARP was approved in early October by the U.S. Senate, then the House, and signed later that day by the President of the United States. TARP later changed tack and moved to make capital investments in troubled banks in hopes of jump-starting lending, though there was much criticism that too little consumer or business lending followed. Next, the Treasury’s portfolio expanded again when, after initially rebuffing the pleas from General Motors, Ford, and Chrysler, the government agreed in December to provide $17 billion of short-term financing from TARP to the struggling automakers. Later TARP made a $6 billion investment in GMAC, which quickly revived 0% financing for auto purchases, though the year ended with U.S. auto sales running at an annual rate of 10 million, a 36% decline from a year earlier.

The declines in the U.S. equity market in 2008 were more than -30% across most size and style segments. The Russell Midcap® Growth Index fell -44.32% for the year, weighted down heavily by the energy sector. On a relative basis, the consumer staples and health care sectors performed notably better than the overall Index.

The Fund outperformed its benchmark for the year, ending well ahead on a relative basis. Strength in the Fund was wide-ranging, primarily benefiting from our stock selection in the health care, consumer discretionary, materials, industrials, and information technology sectors. Exceptions were in energy and consumer staples, where holdings in those sectors detracted from our performance.

The health care sector was a relative standout in 2008, and the Fund benefited both from its overweight position and specific holdings. Edwards Lifesciences, the leading global manufacturer of heart valves, gained 19% this year. The company recorded higher than expected sales from its newest valve for high-risk patients, the Sapien. Specialty pharmaceutical company Cephalon saw several successes this year, and its stock reacted with gain of 8%. The launch of its next-generation narcolepsy drug, Nuvigil, was one year ahead of schedule and the FDA approved the use of its leukemia drug, TREANDA, to treat Non-Hodgkin’s Lymphoma. The stock was also added to the S&P 500 Index this year.

While the consumer was under pressure throughout the year, the Fund’s consumer discretionary holdings were positive contributors to its relative performance. Leading the way were two for-profit education companies: Apollo Group (up 52%) and Strayer Education (up 27%). Apollo operates the University of Phoenix, the largest private university in the U.S. with a mix of online and campus operations, and has recently expanded its presence in Latin America. Strayer also provides undergraduate and graduate programs, with a focus on working adults. Student enrollments and investor interest grew for both, plus Strayer increased its dividend and its share buyback program.

Holdings in the materials sector, where oil-based products were a major input cost, held up reasonably well. For example, packaging manufacturer Pactiv, whose product line includes Hefty bags, was relatively stable with only a -7% shortfall this year. In the industrials sector, two of our asset-light transportation holdings contributed to our relative performance. C.H. Robinson Worldwide rose 3% and Expeditors International of Washington was down only -17%. C.H. Robinson, which provides freight transportation services and logistics solutions worldwide, beat earnings expectations with volume growth despite an overall decline in the trucking industry. Freight forwarder Expeditors International also exceeded earnings expectations and had a large share buyback. Engineering and construction firm URS Corporation also contributed to relative returns for the period. The company reported revenue and earnings above expectations on the strength of its projects portfolio, where more than 50% of its revenues come from government-funded plans, such as nuclear waste processing facilities.

In consumer staples, however, the duress felt by the consumer was evident in the performance of some of the Fund’s holdings. Herbalife, a global network marketing company that sells weight management, nutritional supplement, energy and fitness products, and personal care products, was down -45%. While the company has seen strong growth in Latin America and Asia, the strengthening U.S. Dollar has provided a headwind to that growth. At the same time, Herbalife’s U.S. sales volume contracted.

With the precipitous fall of energy prices in the second half of the year, the Fund’s holdings in the energy sector were a drag on performance. Three of the Fund’s oil & gas exploration and production companies slid significantly: Denbury Resources (-63%), Forest Oil (-68%), and Ultra Petroleum (-52%).

Performance for technology-oriented stocks was somewhat mixed, though on balance this was a relatively strong sector for the Fund. DRS Technologies, a U.S. Department of Defense supplier of aerospace surveillance and radar systems, soared 45% when Italian aerospace company, Finmeccanica, made an offer to purchase the firm in the middle of the year. TimesSquare closed the Fund’s position as the deal reached the advanced stages and no other viable bidders emerged. However, Amdocs, the leading provider of customer care, billing services, and order management systems for phone service providers worldwide, hit headwinds from the impact of a stronger U.S. Dollar on its non-U.S. revenues. As a result, it missed revenue and earnings expectations, and its stock was down -47% despite the fact that the company continues to win new business and generate strong free cash flow.

Looking Forward

Looking back on 2008, investors in the U.S. equity market saw share price volatility literally rise off the charts. Whether measured by the VIX Index, daily point ranges of the DJIA, or one-day percentage changes of the Russell Midcap® Growth, volatility reached previously uncharted territory. Turning our attention to 2009, the

TimesSquare Mid Cap Growth Fund

Portfolio Manager’s Comments (continued)

possibility of this volatility becoming the “new norm” may lead the markets to be exceedingly choppy. But it is at times like these that careful active management and adhering to a time-tested investment process can benefit investors, both in guarding against risks and in finding rewards.

Cumulative Total Return Performance

TimesSquare Mid Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. Unlike the Fund, the Russell Midcap® Growth Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on March 4, 2005 to a $10,000 investment made in the Russell Midcap® Growth Index for the same time periods. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the TimesSquare Mid Cap Growth Fund and the Russell Midcap® Growth Index since inception through December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS[1]	One Year	Since Inception*
TimesSquare Mid Cap Growth Fund[2]
Institutional Class	(33.91)%	(1.34)%
Premier Class	(33.96)%	(1.47)%

Russell Midcap® Growth Index[3]	(44.32)%	(6.88)%

*	Commencement of operations was March 4, 2005.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2008. All returns are in U.S. dollars($).

[2]

Mid capitalization securities are subject to market, liquidity and information risk. Mid size company securities may underperform, as compared to securities of larger companies, and may also pose greater risk due to narrower product lines, fewer financial resources, less depth in management or a smaller trading market for their stocks. Also, growth stocks may be more volatile than other types of stocks.

[3]

The Fund is measured against the Russell Midcap® Growth Index a market capitalization-weighted index that measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth rates. The Russell Midcap® Growth Index is registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value

TimesSquare Mid Cap Growth Fund

Fund Snapshots

December 31, 2008

Portfolio Breakdown

**	As a percentage of net assets

Industry	TimesSquare Mid Cap Growth**	Russell Midcap® Growth
Information Technology	20.3%	19.4%
Health Care	19.5%	13.5%
Industrials	18.7%	18.6%
Consumer Discretionary	10.4%	18.4%
Financials	8.9%	5.9%
Energy	6.7%	8.5%
Telecommunication Services	5.6%	2.8%
Materials	4.7%	4.5%
Consumer Staples	2.6%	4.7%
Utilities	0.0%	3.7%
Other Assets and Liabilities	2.6%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
DaVita, Inc.*	5.6%
American Tower Corp., Class A*	4.2
Shire Pharmaceuticals PLC*	3.4
Amdocs, Ltd.*	3.0
Apollo Group, Inc., Class A	2.8
RenaissanceRe Holdings, Ltd.	2.4
ResMed, Inc.	2.3
NeuStar, Inc., Class A	2.3
Discovery Communications, Inc., Class C	2.1
Ecolab, Inc.	2.1

Top Ten as a Group	30.2%

*	Top Ten Holding at June 30, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

TimesSquare Mid Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2008

	Shares		Value
Common Stocks—97.4%
Consumer Discretionary—10.4%
Apollo Group, Inc., Class A*	226,000		$17,316,120
Discovery Communications, Inc., Class C*	984,200		13,178,438
National CineMedia, Inc.	580,000		5,881,200
Pool Corp.	418,000		7,511,460
Strayer Education, Inc.	37,300		7,997,493
Tiffany & Co.	318,000		7,514,340
Virgin Media, Inc.	1,191,500		5,945,585
Total Consumer Discretionary			65,344,636
Consumer Staples—2.6%
Energizer Holdings, Inc.*	150,800		8,164,312
Herbalife, Ltd.	363,200		7,874,176
Total Consumer Staples			16,038,488
Energy—6.7%
Cameron International Corp.*	376,100		7,710,050
Denbury Resources, Inc.*	781,852		8,537,824
Forest Oil Corp.*	386,500	[2]	6,373,385
Range Resources Corp.	291,500		10,024,685
Transocean, Ltd.*	4,500		212,625
Ultra Petroleum Corp.*	253,300		8,741,383
Total Energy			41,599,952
Financials—8.9%
Aon Corp.	276,700		12,639,656
CapitalSource, Inc.	790,800		3,653,496
Invesco, Ltd.	595,700		8,601,908
Jones Lang LaSalle, Inc.	124,200		3,440,340
Markel Corp.*	16,800		5,023,200
RenaissanceRe Holdings, Ltd.	289,000		14,900,840
SEI Investments Co.	470,300		7,388,413
Total Financials			55,647,853
Health Care—19.5%
Cephalon, Inc.*	100,700	[2]	7,757,928
DaVita, Inc.*	702,000		34,798,140
Edwards Lifesciences Corp.*	170,000		9,341,500
Express Scripts, Inc.*	134,400		7,389,312
Humana, Inc.*	246,900		9,204,432
Laboratory Corp. of America Holdings*	102,700		6,614,907
Mindray Medical International Ltd.(ADR)	276,709	[2]	4,980,762
ResMed, Inc.*	383,300		14,366,084
Shire Pharmaceuticals PLC	477,300		21,373,494
Varian Medical Systems, Inc.*	176,200		6,174,048
Total Health Care			122,000,607
Industrials—18.7%
CH Robinson Worldwide, Inc.	161,400		8,881,842
Copart, Inc.*	325,500		8,850,345
Dun & Bradstreet Corp., The	124,800		9,634,560
Expeditors International of Washington, Inc.	298,000		9,914,460
Fastenal Co.	212,200	[2]	7,395,170
Harsco Corp.	239,400		6,626,592
Iron Mountain, Inc.*	312,000	[2]	7,715,760
ITT Industries, Inc.	171,300		7,878,087
L-3 Communications Holdings, Inc.	146,700		10,823,526
PACCAR, Inc.	282,500		8,079,500
Parker Hannifin Corp.	134,100		5,704,614
Rockwell Collins, Inc.	232,500		9,088,425
URS Corp.*	216,500		8,826,705
UTI Worldwide, Inc.	546,400		7,835,376
Total Industrials			117,254,962
Information Technology—20.3%
Alliance Data Systems Corp.*	274,300	[2]	12,763,179
Amdocs, Ltd.*	1,028,400		18,809,436
Amphenol Corp.	225,700		5,412,286
Analog Devices, Inc.	282,700		5,376,954
ASML Holding, N.V.	325,800	[2]	5,887,206
Broadcom Corp., Class A*	438,600		7,443,042
CA, Inc.	608,700		11,279,211
DST Systems, Inc.*	123,000	[2]	4,671,540
Global Payments, Inc.	272,100		8,922,159
Intersil Corp., Class A	416,400		3,826,716
Juniper Networks, Inc.*	217,300		3,804,923
NetApp, Inc.*	498,400		6,962,648
NeuStar, Inc., Class A*	756,600		14,473,758
SAIC, Inc.*	153,000		2,980,440
Total System Services, Inc.	347,500		4,865,000
VeriSign, Inc.*	485,000		9,253,800
Total Information Technology			126,732,298
Materials—4.7%
Ecolab, Inc.	371,700		13,065,255
Martin Marietta Materials, Inc.	67,000	[2]	6,504,360
Pactiv Corp.*	247,500		6,157,800
Potash Corp. of Saskatchewan, Inc.	52,600		3,851,372
Total Materials			29,578,787

The accompanying notes are an integral part of these financial statements.

TimesSquare Mid Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Telecommunication Services—5.6%
American Tower Corp., Class A*	893,300	$26,191,556
SBA Communications Corp.*	536,000	8,747,520
Total Telecommunication Services		34,939,076
Total Common Stocks (cost $788,678,614)		609,136,659
Other Investment Companies—8.8%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.07%[3]	35,294,063	35,294,063
BNY Institutional Cash Reserves Fund, Series B*[3,4]	1,665,632	149,907
BNY Institutional Cash Reserves Fund, Series C*[3,5]	1,179,151	1,179,151
Dreyfus Cash Management Fund, Institutional Class Shares,1.53%[6]	9,029,235	9,029,235
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 2.02%[6]	9,066,030	9,066,030
Total Other Investment Companies (cost $56,234,111)		54,718,386
Total Investments—106.2% (cost $844,912,725)		663,855,045
Other Assets, less Liabilities—(6.2)%		(38,466,813)
Net Assets—100.0%		$625,388,232

Note: Based on the cost of investments of $865,662,537 for Federal income tax purposes at December 31, 2008, the aggregate gross unrealized appreciation and depreciation were $12,132,575 and $213,940,067, respectively, resulting in net unrealized depreciation of investments of $201,807,492.

*	Non income producing security.

[1]	Yield shown for an investment company represents the December 31, 2008, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2].	Some or all of these shares, amounting to a market value of $37,343,148, or 5.97% of net assets, were out on loan to various brokers.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]

On September 12, 2008, The Bank of New York Mellon (“BNYM”) established a separate sleeve of the BNY Institutional Cash Reserves Fund (“ICRF”) (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being marked to market daily.

[5]

On October 6, 2008, BNYM established a separate sleeve of the ICRF (Series C) to hold certain securities issued by Whistlejacket Capital Ltd. The Fund’s position in Series C is being marked to market daily.

[6]

Under the U.S. Treasury Temporary Money Market Fund Guarantee Program, the maximum amount covered for the Fund’s investment in the Dreyfus Cash Management Fund and JPMorgan Liquid Assets Money Market Fund is $1,817,403 and $26,114,869, respectively.

Investments Definitions and Abbreviations:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities

December 31, 2008

	TimesSquare Small Cap Growth Fund	TimesSquare Mid Cap Growth Fund
Assets:
Investments at value* (including securities on loan valued at $17,386,586 and $37,343,148, respectively)	$464,583,338	$663,855,045
Cash	20,961	1,398
Receivable for investments sold	744,852	3,505,123
Receivable for Fund shares sold	1,261,599	3,309,579
Dividends and other receivables	159,841	312,623
Prepaid expenses	6,967	16,479
Total assets	466,777,558	671,000,247
Liabilities:
Payable upon return of securities loaned	17,587,315	38,138,846
Payable for investments purchased	3,121,479	2,333,743
Payable for Fund shares purchased	24,913	4,513,118
Accrued expenses:
Investment advisory and management fees	322,224	504,794
Other	87,695	121,514
Total liabilities	21,143,626	45,612,015
Net Assets	$445,633,932	$625,388,232
Institutional Class Shares:
Net Assets	$339,078,129	$344,189,094
Shares outstanding	45,033,399	39,692,488
Net asset value, offering and redemption price per share	$7.53	$8.67
Premier Class Shares:
Net Assets	$106,555,803	$281,199,138
Shares outstanding	14,290,618	32,561,567
Net asset value, offering and redemption price per share	$7.46	$8.64
Net Assets Represent:
Paid-in capital	$592,894,016	$874,326,755
Undistributed net investment income	—	—
Accumulated net realized loss from investments	(23,140,900)	(67,880,843)
Net unrealized depreciation of investments	(124,119,184)	(181,057,680)
Net Assets	$445,633,932	$625,388,232
* Investments at cost	$588,702,522	$844,912,725

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the year ended December 31, 2008

	TimesSquare Small Cap Growth Fund	TimesSquare Mid Cap Growth Fund
Investment Income:
Dividend income	$3,248,985	$6,047,638
Foreign withholding tax	(25,560)	(12,399)
Securities lending fees	594,126	525,144
Total investment income	3,817,551	6,560,383
Expenses:
Investment advisory and management fees	5,640,616	6,348,314
Shareholder servicing fees - Premier Class	102,727	456,697
Professional fees	170,338	185,140
Custodian	98,025	99,697
Transfer agent	82,756	94,653
Trustees fees and expenses	42,731	45,685
Registration fees	40,691	52,397
Reports to shareholders	11,134	102,785
Miscellaneous	29,112	27,566
Total expenses before expense offsets	6,218,130	7,412,934
Expense reimbursement	(183,401)	—
Expense reductions	(82,157)	(83,898)
Expense waiver	(4,708)	(4,589)
Net expenses	5,947,864	7,324,447

Net investment loss	(2,130,313)	(764,064)
Net Realized and Unrealized Gain (Loss):
Net realized loss on investments	(21,963,024)	(65,806,548)
Net unrealized depreciation of investments	(191,211,537)	(211,576,098)
Net realized and unrealized loss	(213,174,561)	(277,382,646)

Net decrease in net assets resulting from operations	$(215,304,874)	$(278,146,710)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the year ended December 31,

	TimesSquare Small Cap Growth		TimesSquare Mid Cap Growth
	2008	2007	2008	2007
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(2,130,313)	$(1,659,115)	$(764,064)	$1,408,392
Net realized gain (loss) on investments	(21,963,024)	107,962,386	(65,806,548)	37,288,702
Net unrealized appreciation (depreciation) of investments	(191,211,537)	(43,608,107)	(211,576,098)	2,987,537
Net increase (decrease) in net assets resulting from operations	(215,304,874)	62,695,164	(278,146,710)	41,684,631
Distributions to Shareholders:
From net investment income:
Institutional Class Shares	—	—	(90,235)	(1,060,401)
Premier Class Shares	—	—	—	(258,825)
From net realized capital gains:
Institutional Class Shares	(14,304,021)	(76,003,859)	(3,450,913)	(22,321,717)
Premier Class Shares	(4,565,884)	(25,044,367)	(2,822,023)	(12,081,038)
Total distributions to shareholders	(18,869,905)	(101,048,226)	(6,363,171)	(35,721,981)
From Capital Share Transactions:
Proceeds from sale of shares	67,326,801	75,421,340	503,244,901	361,041,780
Reinvestment of dividends and distributions	18,631,619	99,754,717	5,413,947	32,343,012
Cost of shares repurchased	(69,438,190)	(115,978,043)	(200,613,865)	(109,113,381)
Net increase from capital share transactions	16,520,230	59,198,014	308,044,983	284,271,411

Total increase (decrease) in net asssets	(217,654,549)	20,844,952	23,535,102	290,234,061
Net Assets:
Beginning of year	663,288,481	642,443,529	601,853,130	311,619,069
End of year	$445,633,932	$663,288,481	$625,388,232	$601,853,130
End of year undistributed net investment income	—	—	—	$89,210

The accompanying notes are an integral part of these financial statements.

TimesSquare Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Institutional Class	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$11.64	$12.42	$12.08	$11.88	$11.06
Income from Investment Operations:
Net investment loss	(0.04)[3]	(0.03)[3]	(0.04)[3]	(0.05)[3]	(0.08)[3]
Net realized and unrealized gain (loss) on investments	(3.73)[3]	1.32 [3]	2.03 [3]	1.60 [3]	1.30 [3]
Total from investment operations	(3.77)	1.29	1.99	1.55	1.22
Less Distributions to Shareholders from:
Net investment income	—	—	—	—	(0.07)
Net realized gain on investments	(0.34)	(2.07)	(1.65)	(1.35)	(0.33)
Total distribution to shareholders	(0.34)	(2.07)	(1.65)	(1.35)	(0.40)
Net Asset Value End of Year	$7.53	$11.64	$12.42	$12.08	$11.88
Total Return [1]	(32.28)%	10.00%	16.49%	13.44%	11.05%
Ratio of net operating expenses to average net assets	1.04%	1.04%	1.03%	1.05%	1.05%
Ratio of net investment loss to average net assets [1]	(0.36)%	(0.22)%	(0.31)%	(0.38)%	(0.79)%
Portfolio turnover	62%	82%	62%	76%	70%
Net assets at end of year (000’s omitted)	$339,078	$500,809	$465,142	$445,485	$410,171

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.08%	1.07%	1.07%	1.09%	1.09%
Ratio of net investment loss to average net assets	(0.41)%	(0.25)%	(0.35)%	(0.42)%	(0.83)%

	For the year ended December 31,
Premier Class	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$11.53	$12.32	$12.00	$11.83	$11.02
Income from Investment Operations:
Net investment loss	(0.04)[3]	(0.04)[3]	(0.05)[3]	(0.06)[3]	(0.10)[3]
Net realized and unrealized gain (loss) on investments	(3.70)[3]	1.30 [3]	2.02 [3]	1.58 [3]	1.29 [3]
Total from investment operations	(3.74)	1.26	1.97	1.52	1.19
Less Distributions to Shareholders from:
Net investment income	—	—	—	—	(0.05)
Net realized gain on investments	(0.33)	(2.05)	(1.65)	(1.35)	(0.33)
Total distribution to shareholders	(0.33)	(2.05)	(1.65)	(1.35)	(0.38)
Net Asset Value End of Year	$7.46	$11.53	$12.32	$12.00	$11.83
Total Return [1]	(32.27)%	9.84%	16.44%	13.24%	10.80%
Ratio of net operating expenses to average net assets	1.11%	1.14%	1.10%	1.21%	1.25%
Ratio of net investment loss to average net assets [1]	(0.44)%	(0.33)%	(0.38)%	(0.51)%	(0.99)%
Portfolio turnover	62%	82%	62%	76%	70%
Net assets at end of year (000’s omitted)	$106,556	$162,479	$177,302	$141,409	$103,589

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.16%	1.17%	1.14%	1.25%	1.29%
Ratio of net investment loss to average net assets	(0.48)%	(0.36)%	(0.42)%	(0.55)%	(1.03)%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.

TimesSquare Mid Cap Growth Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,			For the period ended December 31, 2005*
Institutional Class	2008	2007	2006
Net Asset Value, Beginning of Period	$13.26	$12.79	$11.06	$10.00
Income from Investment Operations:
Net investment income	0.00 [3,6]	0.05	0.00 [3,6]	0.02
Net realized and unrealized gain (loss) on investments	(4.50)[3]	1.25	1.92 [3]	1.10
Total from investment operations	(4.50)	1.30	1.92	1.12
Less Distributions to Shareholders from:
Net investment income	(0.00)[6]	(0.04)	(0.00)[6]	(0.02)
Net realized gain on investments	(0.09)	(0.79)	(0.19)	(0.04)
Total distribution to shareholders	(0.09)	(0.83)	(0.19)	(0.06)
Net Asset Value End of Period	$8.67	$13.26	$12.79	$11.06
Total Return [1]	(33.91)%	10.11%	17.39%	11.17%[4]
Ratio of net expenses to average net assets	1.08%	1.03%	1.12%	1.18%[5]
Ratio of net investment income (loss) to average net assets [1]	(0.04)%	0.35%	0.02%	0.70%[5]
Portfolio turnover	62%	67%	49%	48%[4]
Net assets at end of period (000’s omitted)	$344,189	$389,075	$205,290	$71,284

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.09%	1.08%	1.16%	1.38%[5]
Ratio of net investment income (loss) to average net assests	(0.06)%	0.30%	(0.02)%	0.50%[5]

	For the year ended December 31,			For the period ended December 31, 2005*
Premier Class	2008	2007	2006
Net Asset Value, Beginning of Period	$13.23	$12.76	$11.03	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.03)[3]	0.02	(0.01)[3]	0.01
Net realized and unrealized gain (loss) on investments	(4.47)[3]	1.26	1.93 [3]	1.08
Total from investment operations	(4.50)	1.28	1.92	1.09
Less Distributions to Shareholders from:
Net investment income	—	(0.02)	(0.00)[6]	(0.02)
Net realized gain on investments	(0.09)	(0.79)	(0.19)	(0.04)
Total distribution to shareholders	(0.09)	(0.81)	(0.19)	(0.06)
Net Asset Value End of Period	$8.64	$13.23	$12.76	$11.03
Total Return [1]	(33.96)%	9.95%[7]	17.44%	10.87%[4]
Ratio of net expenses to average net assets	1.29%	1.19%	1.23%	1.34%[5]
Ratio of net investment income (loss) to average net assets [1]	(0.26)%	0.17%	(0.06)%	0.28%[5]
Portfolio turnover	62%	67%	49%	48%[4]
Net assets at end of period (000’s omitted)	$281,199	$212,778	$106,329	$13,428

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.30%	1.24%	1.27%	1.77%[5]
Ratio of net investment income (loss) to average net assests	(0.27)%	0.12%	(0.11)%	(0.15)%[5]

*	Commencement of operations was March 4, 2005.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]	Not annualized.
[5]	Annualized.
[6]	Rounds to less than 0.01 per share.
[7]	The Total Return is based on the Financial Statement Net Asset Values as shown on the left.

Notes to Financial Statements

December 31, 2008

1.	Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are two equity funds: TimesSquare Small Cap Growth Fund (“Small Cap”) and TimesSquare Mid Cap Growth Fund (“Mid Cap”), collectively the “Funds.”

The Funds offer both Institutional and Premier Class shares. Institutional shares, which are designed primarily for institutional investors that meet certain administrative and servicing criteria, have a higher minimum initial investment than Premier shares. Premier shares are offered to all other investors. Each class represents an interest in the same assets of the Funds and the classes are identical except for class specific expenses related to shareholder activity.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by the third party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of certain Fund investments may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. Each Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized as follows:

Level 1 – quoted prices in active markets for identical investments

Notes to Financial Statements (continued)

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following table summarizes the inputs used to value the Funds’ net assets by the above fair value hierarchy levels as of December 31, 2008:

Level	Investments in Securities	Other Financial Instruments*
TimeSquare Small Cap
Level 1—Quoted Prices	$459,930,986	—
Level 2—Other Significant Observable Inputs	902,352	—
Level 3—Significant Unobservable Inputs	3,750,000	—

Total	$464,583,338	—

TimeSquare Mid Cap
Level 1—Quoted Prices	$662,525,987	—
Level 2—Other Significant Observable Inputs	1,329,058	—
Level 3—Significant Unobservable Inputs	—	—

Total	$663,855,045	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

The following table is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments
TimesSquare Small Cap
Balance as of December 31, 2007	$3,750,000	$0
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	—	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	—	—

Balance as of December 31, 2008	$3,750,000	$0

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust, and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Both classes have equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Additional expenses to the Premier Class shares include payments to third parties who maintain omnibus accounts; these payments to third parties represent shareholder recordkeeping services and are expected not to exceed 0.20% of each Fund’s Premier Class average daily net assets. The actual expense for the year ended December 31, 2008 was $102,727 or 0.08% for Small Cap – Premier Class and $456,697 or 0.20% for Mid Cap – Premier Class.

The Funds had certain portfolio trades directed to various brokers who paid a portion of such Funds’ expenses. For the year ended December 31, 2008, under these arrangements the amount by which the Funds’ expenses were reduced and the impact on the expense ratios were as follows: Small Cap – $72,913 or 0.01% and Mid Cap – $74,929 or 0.01%.

The Funds have a “balance credit” agreement with The Bank of New York Mellon (“BNYM”) (formerly The Bank of New York), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce the custody expense that would otherwise be charged to each Fund. For the year ended December 31, 2008, the custodian expense was reduced as follows: Small Cap – $2,914 and Mid Cap – $1,863.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2008, overdraft fees for Small Cap and Mid Cap equaled $111 and $0, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S) Inc., (formerly PFPC, Inc.) whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2008, each Fund’s portion of the transfer agent expense was reduced as follows: Small Cap – $6,330 and Mid Cap – $7,106.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund has made in the JPMorgan Liquid Assets Portfolio – Capital Shares and JPMorgan U.S. Government Money Market Portfolio – Capital Shares. For the year ended December 31, 2008, the management fee was reduced as follows: Small Cap – $4,708, and Mid Cap – $4,589.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before

Notes to Financial Statements (continued)

offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but includes non-reimbursable expenses such as interest and taxes, if any.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually in December. Distributions of capital gains, if any, will also be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITS, equalization accounting for tax purposes, foreign currency, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during 2008 and 2007 were as follows:

	TimesSquare Small Cap		TimesSquare Mid Cap
	2008	2007	2008	2007
Distributions paid from:
Ordinary income	—	—	$90,235	$1,319,226
Short-term capital gains	$5,449,916	$17,813,279	3,177,406	18,664,813
Long-term capital gains	13,419,989	83,234,947	3,095,530	15,737,942

	$18,869,905	$101,048,226	$6,363,171	$35,721,981

As a % of distributions paid (unaudited):
Qualified ordinary income	—	—	100.00%	100.00%
Ordinary income—dividends received deduction	—	—	100.00%	24.60%

As of December 31, 2008, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	TimesSquare Small Cap	TimesSquare Mid Cap
Capital Loss carryforward	$7,371,003	$6,895,257
Undistributed ordinary income	—	—
Short-term capital gains	—	—
Long-term capital gains	—	—

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005-2008), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f.	Capital Loss Carryovers

As of December 31, 2008, the Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires December 31,
TimesSquare Small Cap	$7,371,003	2016
TimesSquare Mid Cap	6,895,257	2016

For the year ended December 31, 2008, Small Cap and Mid Cap did not utilize any capital loss carryovers.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value, for each Fund. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date. At December 31, 2008, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Funds as follows : Small Cap Institutional Class – 5 owns 45%; Small Cap Premier Class – 4 collectively own 88%; Mid Cap Institutional Class – 3 collectively own 39%; and Mid Cap Premier Class – 2 collectively own 46%. Transactions by these

Notes to Financial Statements (continued)

shareholders may have a material impact on their respective Funds. Capital share transactions for each class of shares were as follows:

	For the year ended December 31, 2008		For the year ended December 31, 2007
	Shares	Amount	Shares	Amount
TimesSquare Small Cap Growth Fund
Institutional Shares:
Proceeds from sale of shares	4,605,984	$43,885,968	3,313,044	$43,645,385
Reinvestments of dividends and distributions	1,964,439	14,183,256	6,313,844	75,324,154
Cost of shares repurchased	(4,574,341)	(41,855,141)	(4,047,618)	(53,648,638)

Net increase—Institutional Shares	1,996,082	$16,214,083	5,579,270	$65,320,901

Premier Shares:
Proceeds from sale of shares	2,436,421	$23,440,833	2,425,497	$31,775,955
Reinvestments of dividends and distributions	622,149	4,448,363	2,066,883	24,430,563
Cost of shares repurchased	(2,856,783)	(27,583,049)	(4,796,311)	(62,329,405)

Net increase (decrease)—Premier Shares	201,787	$306,147	(303,931)	$(6,122,887)

TimesSquare Mid Cap Growth Fund
Institutional Shares:
Proceeds from sale of shares	19,039,009	$219,619,519	16,293,176	$223,187,437
Reinvestments of dividends and distributions	399,834	3,340,079	1,636,540	21,978,737
Cost of shares repurchased	(9,092,723)	(93,428,822)	(4,629,687)	(63,412,155)

Net increase—Institutional Shares	10,346,120	$129,530,776	13,300,029	$181,754,019

Premier Shares:
Proceeds from sale of shares	25,979,631	$283,625,382	10,327,494	$137,854,343
Reinvestments of dividends and distributions	249,493	2,073,868	773,454	10,364,275
Cost of shares repurchased	(9,755,646)	(107,185,043)	(3,343,065)	(45,701,226)

Net increase—Premier Shares	16,473,478	$178,514,207	7,757,883	$102,517,392

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Investment Manager selects subadvisors for the Funds (subject to Trustee approval) and monitors each subadvisor’s investment programs and results. Each Fund’s investment portfolio is managed by TimesSquare Capital Management, LLC (“TimesSquare”), who serves pursuant to a Subadvisory Agreement with the Investment Manager. AMG indirectly owns a majority interest in TimesSquare.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the year ended December 31, 2008, the annual investment management fee rates, as a percentage of average daily net assets were as follows: Small Cap – 1.00% and Mid Cap 1.00%. The Investment Manager, in turn, pays TimesSquare 1.00% of the average daily net assets of the Funds for its services as subadvisor. Under the Investment Management Agreements with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and TimesSquare, TimesSquare reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Funds.

The Investment Manager has contractually agreed, through at least May 1 , 2009, to waive fees and pay or reimburse expenses to the extent that the total annual operating expenses (exclusive of brokerage costs, acquired fund fees and expenses, interest, taxes and extraordinary expenses) of the Funds exceed the following percentages of each Fund’s average daily net assets: Small Cap Institutional Class – 1.05%, Small Cap Premier Class – 1.25%, Mid Cap Institutional Class – 1.19% and Mid Cap Premier Class – 1.39%.

The Funds are obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause each Fund’s total operating expenses in any such future year to exceed that Fund’s respective expense cap. For the year ended December 31, 2008, the Funds made no such repayments to the Investment

Notes to Financial Statements (continued)

Manager. At December 31, 2008, the cumulative amount of expense reimbursement by the Investment Manager subject to repayment by Small Cap and Mid Cap were $407,587 and $0, respectively.

Prior to July 1, 2007, the aggregate annual retainer paid to each Independent Trustee was $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. Effective July 1, 2007, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. (Prior to July 1, 2007, the Independent Chairman received an additional payment of $10,000 per year). The Chairman of the Audit Committee receives an additional payment of $5,000 per year. (Prior to July 1, 2007, the Chairman of the Audit Committee received an additional payment of $2,000 per year). The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Fund and other affiliated funds in the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI.

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the year ended December 31, 2008, for Small Cap were $336,786,196 and $362,921,367 and for Mid Cap were $685,651,086 and $386,105,859, respectively. There were no purchases or sales of U.S. Government securities for either Fund.

4.	Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

In September and October of 2008, BNYM advised the Investment Manager that the ICRF had exposure to certain defaulted debt obligations, and that BNYM had established separate sleeves of the ICRF to hold these securities. The net impact of these positions is not material to each Fund. Each Fund’s position in the separate sleeves of the ICRF is included in the Schedule of Portfolio Investments and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities and Statement of Operations.

5.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6.	New Accounting Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Management is currently evaluating the impact of SFAS 161 on financial statement disclosures, if any.

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2008 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, TimesSquare Small Cap and TimesSquare Mid Cap hereby designate as a capital gain distribution with respect to the taxable year ended December 31, 2008, $13,419,989 and $3,095,530, respectively or, if subsequently determined to be different, the net capital gains of such year.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of Managers AMG TimesSquare Small Cap Growth Fund and Managers AMG TimesSquare Mid Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers AMG TimesSquare Small Cap Growth Fund and Managers AMG TimesSquare Mid Cap Growth Fund (two of the series constituting Managers AMG Funds, hereafter referred to as the “Funds”) at December 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 24, 2009

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 32 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 32 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 32 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 32 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 32 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Subadvisor

TimesSquare Capital Management LLC

1177 Avenue of the Americas, 39th Floor

New York, NY 10036

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS
EMERGING MARKETS EQUITY
Rexiter Capital Management Limited

ESSEX GROWTH
ESSEX LARGE CAP GROWTH
ESSEX SMALL/MICRO CAP GROWTH
Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY
FQ U.S. EQUITY
First Quadrant, L.P.

GW&K MULTI-CAP EQUITY
Gannet Welsh & Kotler, LLC

INSTITUTIONAL MICRO-CAP
MICRO-CAP
Lord, Abbett & Co. LLC
WEDGE Capital Management L.L.P.
OFI Institutional Asset Management, Inc.
Next Century Growth Investors LLC

INTERNATIONAL EQUITY
AllianceBernstein L.P.
Lazard Asset Management, LLC
Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS
MID-CAP
Chicago Equity Partners, LLC

REAL ESTATE SECURITIES
Urdang Securities Management, Inc.

SKYLINE SPECIAL EQUITIES
PORTFOLIO
Skyline Asset Management, L.P.

SMALL CAP
TIMESSQUARE MID CAP GROWTH
TIMESSQUARE SMALL CAP GROWTH
TimesSquare Capital Management, LLC

SPECIAL EQUITY
Ranger Investment Management, L.P.
Lord, Abbett & Co. LLC
Skyline Asset Management, L.P.
Smith Asset Management Group, L.P.
Federated MDTA LLC
Westport Asset Management, Inc.

SYSTEMATIC VALUE
SYSTEMATIC MID CAP VALUE
Systematic Financial Management, L.P.

BALANCED FUNDS
CHICAGO EQUITY PARTNERS BALANCED
Chicago Equity Partners, LLC

GLOBAL
AllianceBernstein L.P. First Quadrant, L.P.
Wellington Management Company, LLP

ALTERNATIVE FUNDS
FQ GLOBAL ALTERNATIVES
First Quadrant, L.P.

INCOME FUNDS
BOND (MANAGERS)
FIXED INCOME
GLOBAL BOND
Loomis, Sayles & Co., L.P.

BOND (MANAGERS FREMONT)
Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE
Miller Tabak Asset Management LLC

GW&K MUNICIPAL ENHANCED YIELD
Gannet Welsh & Kotler, LLC

HIGH YIELD
J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT
SHORT DURATION GOVERNMENT
Smith Breeden Associates, Inc.

MONEY MARKET
JPMorgan Investment Advisors Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended December 31, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2008	Fiscal 2007
GW&K Municipal Enhanced Yield Fund	$10,900
GW&K Multi-Cap Equity Fund	$9,800
Skyline Special Equities Portfolio	$28,500
TimesSquare Mid Cap Growth Fund	$20,735	$21,297
TimesSquare Small Cap Growth Fund	$19,711	$20,252
All Funds in the Managers Complex Audited by PwC	$769,183	$758,032

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2008	Fiscal 2007
GW&K Municipal Enhanced Yield Fund	$3,400
GW&K Multi-Cap Equity Fund	$3,400
Skyline Special Equities Portfolio	$7,350
TimesSquare Mid Cap Growth Fund	$7,046	$6,600
TimesSquare Small Cap Growth Fund	$7,046	$6,600

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2008 and $0 for fiscal 2007, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2007	2006	2007	2006	2007	2006
Control Affiliates	$467,485	$357,120	$1,264,360	$839,245	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/s/ John H. Streur
John H. Streur, President

Date:	February 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John H. Streur
John H. Streur, President

Date:	February 27, 2009

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	February 27, 2009